                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                        THERMO ELECTRON CORPORATION
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                        THERMO ELECTRON CORPORATION
              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

THERMO ELECTRON CORPORATION


81 Wyman Street
P.O. Box 9046
Waltham, MA 02254-9046

                                                                  April 27, 1998
Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of the Stockholders of Thermo Electron Corporation. Your board of directors and management look forward to greeting personally those Stockholders able to attend. Our Annual Report for the year ended January 3, 1998, is enclosed. We hope you will read it carefully. Please feel free to forward any questions you may have if you are unable to attend the meeting.

     At the meeting, you will be asked to elect four directors, to approve a proposal to increase the number of shares of common stock available for issuance under the Corporation's employees' stock purchase plan and to vote on a stockholder proposal if it is presented at the meeting. These proposals are more fully discussed in the accompanying proxy statement, which you are urged to read carefully. Your board of directors recommends a vote FOR proposals 1 and 2, and AGAINST proposal 3, if presented.

     Enclosed with this letter is a proxy authorizing three officers of the Corporation to vote your shares for you if you do not attend the meeting. It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, you are requested to sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

     On behalf of the board of directors, thank you for your cooperation and continued support.

                                      Yours very truly,


                                      GEORGE N. HATSOPOULOS
                               Chairman and Chief Executive Officer


                                      JOHN N. HATSOPOULOS
                               President and Chief Financial Officer



                            YOUR VOTE IS IMPORTANT.

                 PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD.

THERMO ELECTRON CORPORATION



81 Wyman Street
P.O. Box 9046
Waltham, MA 02254-9046
                                                                  April 27, 1998
To the Holders of the Common Stock of
THERMO ELECTRON CORPORATION


                            NOTICE OF ANNUAL MEETING

     The 1998 Annual Meeting of the Stockholders of Thermo Electron Corporation ("Thermo Electron" or the "Corporation") will be held on Tuesday, June 2, 1998, at 4:15 p.m. at The Hyatt Regency Scottsdale Resort at Gainey Ranch, 7500 East Doubletree Ranch Road, Scottsdale, Arizona, 85258. The purpose of the meeting is to consider and take action upon the following matters:

     1. Election of four directors, comprising the class of directors to be elected for a three-year term expiring in the year 2001.

     2. A proposal recommended by the board of directors to increase by 750,000 the number of shares of common stock available for issuance under the Corporation's employees' stock purchase plan.

     3.   A stockholder proposal, if presented by its proponents at the meeting.

     4. Such other business as may properly be brought before the meeting and any adjournment thereof.

     The transfer books of the Corporation will not be closed prior to the meeting, but, pursuant to appropriate action by the board of directors, the record date for the determination of the Stockholders entitled to notice of and to vote at the meeting is April 3, 1998.

     The By-laws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented by proxy at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you may hold. Enclosed is a proxy authorizing three officers of the Corporation to vote your shares as you instruct. Whether or not you are able to be present in person, please sign the enclosed proxy and return it promptly to our transfer agent in the accompanying envelope, which requires no postage if mailed in the United States.

     This Notice, the proxy and proxy statement enclosed herewith are sent to you by order of the board of directors.

                                    SANDRA L. LAMBERT
                                        Secretary

                                PROXY STATEMENT

     The enclosed proxy is solicited by the board of directors of Thermo Electron Corporation ("Thermo Electron" or the "Corporation") for use at the 1998 Annual Meeting of the Stockholders (the "Meeting") to be held on Tuesday, June 2, 1998, at 4:15 p.m. at The Hyatt Regency Scottsdale Resort at Gainey Ranch, Scottsdale, Arizona, and any adjournment thereof. The mailing address of the executive office of the Corporation is 81 Wyman Street, P.O. Box 9046, Waltham, Massachusetts 02254-9046. This proxy statement and the enclosed proxy were first furnished to Stockholders of the Corporation on or about May 1, 1998.


                               VOTING PROCEDURES

     The board of directors intends to present to the meeting the election of four directors, comprising the class of directors to be elected for a three-year term expiring in 2001, as well as one other matter: a proposal to increase the number of shares of common stock available for issuance under the Corporation's employees' stock purchase plan by 750,000 shares.

     The representation in person or by proxy of a majority of the outstanding shares of common stock, $1.00 par value, of the Corporation ("Common Stock") entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Shares can be voted only if the Stockholder is present in person or is represented by returning a properly signed proxy. Each Stockholder's vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied.

     Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the management nominees for directors, FOR the management proposal, AGAINST the stockholder proposal, and as the individuals named as proxy holders on the proxy deem advisable on all other matters as may properly come before the meeting.

     A plurality of the votes of the shares present and entitled to vote is required to approve the election of directors. For the proposal to increase the number of shares available for issuance under the Corporation's employees' stock purchase plan and the stockholder proposal, the affirmative vote of a majority of the Corporation's outstanding Common Stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Withholding authority to vote for a nominee for director or an instruction to abstain from voting on a proposal will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote, will have the same effect as a vote against the nominee or the proposal. With respect to the election of directors, the management proposal and the stockholder proposal, broker "non-votes" will not be treated as shares present and entitled to vote on a voting matter and will have no effect on the outcome of the vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner.

     A Stockholder who returns a proxy may revoke it at any time before the Stockholder's shares are voted at the meeting by written notice to the Secretary of the Corporation received prior to the meeting, by executing and returning a later dated proxy or by voting by ballot at the meeting.

     The outstanding stock of the Corporation entitled to vote (excluding shares held in treasury by the Corporation) as of April 3, 1998, consisted of 159,189,433 shares of Common Stock. Only Stockholders of record at the close of business on April 3, 1998, are entitled to vote at the meeting. Each share is entitled to one vote.

                                  -PROPOSAL 1-

                             ELECTION OF DIRECTORS

     Four directors are to be elected at the Meeting, and Dr. Elias P. Gyftopoulos, Mr. Frank Jungers, Dr. Frank E. Morris and Mr. Donald E. Noble are listed below as nominees for the three-year term expiring at the Annual Meeting of the Stockholders to be held in the year 2001. For purposes of this Meeting, the board of directors has fixed the number of directors at twelve, divided into three classes of four directors each. Each class is elected for a three-year term at successive Annual Meetings of the Stockholders. In all cases, directors hold office until their successors have been elected and qualified, or until their earlier resignation, death or removal.


NOMINEES AND INCUMBENT DIRECTORS

     Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Corporation, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships. Information regarding their beneficial ownership of the Corporation's Common Stock and of the common stock of certain subsidiaries of the Corporation is reported under the caption "Stock Ownership." All of the nominees are currently directors of the Corporation.

                       NOMINEES FOR DIRECTORS WHOSE TERM OF OFFICE WILL EXPIRE IN 2001
------------------------------------------------------------------------------------------------------------------------------------

ELIAS P. GYFTOPOULOS        Dr. Gyftopoulos, 70, has been a director of the Corporation since 1976.  Dr.
                            Gyftopoulos is Professor Emeritus of the Massachusetts Institute of Technology,
                            where he was the Ford Professor of Mechanical Engineering and of Nuclear
                            Engineering for more than 20 years until his retirement in 1996. Dr. Gyftopoulos is also a director of Thermo BioAnalysis Corporation, Thermo Cardiosystems Inc.,
                            ThermoLase Corporation,  Thermo Remediation Inc., ThermoSpectra Corporation, Thermo
                            Vision Corporation, Thermo Voltek Corp. and Trex Medical Corporation.
------------------------------------------------------------------------------------------------------------------------------------

FRANK JUNGERS               Mr. Jungers, 71, has been a director of the Corporation since 1978. Mr. Jungers has been a consultant on business and energy matters since 1977. Mr. Jungers was employed by the Arabian American Oil Company from 1974 through 1977 as chairman and chief executive officer. Mr. Jungers is also a director of The AES Corporation,
                            Donaldson, Lufkin & Jenrette, Georgia-Pacific Corporation, Thermo Ecotek
                            Corporation and ThermoQuest Corporation.
------------------------------------------------------------------------------------------------------------------------------------

FRANK E. MORRIS             Dr. Morris, 74, has been a director of the Corporation since 1989.  Dr. Morris served as president of the Federal Reserve Bank of Boston from 1968 until he retired in 1988.  Dr. Morris also served as the Peter Drucker Professor of
                            Management at Boston College from 1989 to 1994.  Dr. Morris is a trustee of SEI
                            Mutual Funds, The Capitol Mutual Funds, FFB Lexicon Funds and The Arbor Fund, and
                            is a director of Thermo Remediation Inc.
------------------------------------------------------------------------------------------------------------------------------------

DONALD E. NOBLE             Mr. Noble, 83, has been a director of the Corporation since 1983. For more than 20 years, from 1959 to 1980, Mr. Noble served as the chief executive officer of
                            Rubbermaid, Incorporated, first with the title of president and then as chairman of the board. Mr. Noble is also a director of Thermo Fibertek Inc., Thermo Power
                            Corporation, Thermo Sentron Inc. and Thermo TerraTech Inc.
------------------------------------------------------------------------------------------------------------------------------------


                               INCUMBENT DIRECTORS WHOSE TERM OF OFFICE WILL EXPIRE IN 2000
------------------------------------------------------------------------------------------------------------------------------------

JOHN M. ALBERTINE           Dr. Albertine, 53, has been a director of the Corporation since 1986.  Dr.
                            Albertine serves as chairman of the board and chief executive officer of Albertine
                            Enterprises, Inc., an economic- and public-policy consulting and full-service mergers and acquisitions firm he founded in 1990.  Dr. Albertine is also a director of American Precision Industries, Inc., Intermagnetics General Corp. and U.S. Cast
                            Products Inc.
------------------------------------------------------------------------------------------------------------------------------------

PETER O. CRISP              Mr. Crisp, 65, has been a director of the Corporation since 1974. Mr. Crisp was a general partner of Venrock Associates, a venture capital investment firm, for more than five years until his retirement in September 1997. Mr. Crisp is also a director of American Superconductor Corporation, Evans & Sutherland Computer
                            Corporation, Thermedics Inc., Thermo Power Corporation, ThermoTrex Corporation and
                            United States Trust Corporation.
------------------------------------------------------------------------------------------------------------------------------------

ROGER D. WELLINGTON         Mr. Wellington, 71, has been a director of the Corporation since 1986.  Mr.
                            Wellington serves as the president and chief executive officer of Wellington
                            Consultants, Inc. and of Wellington Associates Inc., international business consulting firms he founded in 1994 and 1989, respectively. Prior to 1989, Mr.
                            Wellington served as chairman of the board of Augat Inc., a manufacturer of electromechanical components and systems, for more than five years. Prior to 1988,
                            Mr. Wellington also served as the chief executive officer and president of Augat
                            Inc. for more than ten years.  Mr. Wellington is also a director of Photoelectron
                            Corporation.
------------------------------------------------------------------------------------------------------------------------------------

RICHARD F. SYRON            Dr. Syron, 54, has been a director of the Corporation since September 1997.  Since
                            April 1994, Dr. Syron has been the chairman and chief executive officer of the
                            American Stock Exchange Inc.  From January 1989 through April 1994, he was the president and chief executive officer of the Federal Reserve Bank of Boston.  Prior to that time, he held a variety of senior positions with the Federal Home Loan Bank of Boston, the Federal Reserve Bank of Boston, the Board of Governors of the
                            Federal Reserve System, and the U.S. Department of Treasury.  Dr. Syron is also a director of Dreyfus Corporation and The John Hancock Corporation.
------------------------------------------------------------------------------------------------------------------------------------


                            INCUMBENT DIRECTORS WHOSE TERM OF OFFICE WILL EXPIRE IN 1999
------------------------------------------------------------------------------------------------------------------------------------

JOHN N. HATSOPOULOS         Mr. Hatsopoulos, 63, has been a director of the Corporation since September 1997.
                            He has been the president of the Corporation since January 1997 and its chief financial officer since 1988.  He was an executive vice president from 1986 to
                            1997.  He is also senior vice president and chief financial officer of all of the
                            Corporation's majority-owned publicly held direct and indirect subsidiaries.  Mr.
                            Hatsopoulos is also a director of LOIS/USA Inc., ONIX Systems Inc., Thermedics
                            Inc., Thermo Ecotek Corporation, Thermo Fibertek Inc., Thermo Instrument Systems
                            Inc., Thermo Power Corporation, Thermo TerraTech Inc. and ThermoTrex Corporation.
                            Mr. Hatsopoulos is the brother of Dr. George N. Hatsopoulos, a director, chairman of the board and chief executive officer of the Corporation.
------------------------------------------------------------------------------------------------------------------------------------

GEORGE N. HATSOPOULOS       Dr. Hatsopoulos, 71, has been a director, the chairman of the board and chief executive officer of the Corporation since he founded the Corporation in 1956.
                            Until January 1997, he was also the president of the Corporation.  Dr. Hatsopoulos is also a director of Photoelectron Corporation, Thermedics Inc., Thermo Ecotek
                            Corporation, Thermo Fibertek Inc., Thermo Instrument Systems Inc., Thermo Optek
                            Corporation, ThermoQuest Corporation and ThermoTrex Corporation. Dr. Hatsopoulos is
                            the brother of Mr. John N. Hatsopoulos, a director, the president and the chief financial officer of the Corporation.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

ROBERT A. MCCABE            Mr. McCabe, 63, has been a director of the Corporation since 1962. He has served as president of Pilot Capital Corporation, which is engaged in private investments and provides acquisition services, since 1987. Prior to that time Mr. McCabe was a managing director of Lehman Brothers Inc., an investment banking firm. Mr. McCabe is also a director of Borg-Warner Security Corporation, Church & Dwight Company,
                            Morrison-Knudsen Corporation and Thermo Optek Corporation.
------------------------------------------------------------------------------------------------------------------------------------

HUTHAM S. OLAYAN            Ms. Olayan, 44, has been a director of the Corporation since 1987.  She has served since 1995 as president and a director of Olayan America Corporation, a member of the Olayan Group, and as president and a director of Competrol Real Estate Limited, another member of the Olayan Group, from 1986 until its merger into Olayan America
                            Corporation in 1997.  The surviving company is engaged in private investments, including real estate, and advisory services.  In addition, from 1985 to 1994, Ms.
                            Olayan served as president and a director of Crescent Diversified Limited, another member of the Olayan Group engaged in private investments.  Ms. Olayan is also a director of ONIX Systems Inc. and Trex Medical Corporation.
------------------------------------------------------------------------------------------------------------------------------------



COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     The board of directors has established an executive committee, an audit committee and a human resources committee. The present members of the executive committee are Dr. Hatsopoulos (Chairman), Mr. Crisp, Mr. Jungers and Mr. Noble. The executive committee is empowered to act when it is impractical to call a meeting of the entire board of directors and, with certain exceptions, has the powers of the board of directors. The audit committee consists solely of outside directors, and its present members are Mr. Jungers (Chairman), Dr. Albertine, Mr. McCabe and Dr. Morris. The audit committee reviews the scope of the audit with the Corporation's independent public accountants and meets with them for the purpose of reviewing the results of the audit subsequent to its completion. The human resources committee consists solely of outside directors and its present members are Mr. Noble (Chairman), Dr. Gyftopoulos, Mr. Jungers, Ms. Olayan and Mr. Wellington. The human resources committee reviews corporate organization, reviews the performance of senior members of management, approves executive compensation and administers the Corporation's stock option and other stock-based compensation plans. The Corporation does not have a nominating committee of the board of directors. The board of directors met sixteen times, the audit committee met twice, and the human resources committee met eight times during fiscal 1997. Each director attended at least 75% of all meetings of the board of directors and committees on which he or she served held during fiscal 1997, except Mr. Jungers, who attended 73% of such meetings.

COMPENSATION OF DIRECTORS

     CASH COMPENSATION

     Directors who are not employees of the Corporation or of any companies affiliated with Thermo Electron ("outside directors") receive an annual retainer of $20,000 and a fee of $1,000 per day for attending regular meetings of the board of directors or its committees and for each day of consulting for the board of directors, and $500 per day for participating in meetings of the board of directors or such committees held by means of conference telephone. Payment of directors' fees is made quarterly. Dr. G. Hatsopoulos and Mr. J. Hatsopoulos, who are full-time employees of the Corporation, do not receive any cash compensation from the Corporation for their service as directors. Directors are also reimbursed for out-of-pocket expenses and in some instances for travel time incurred in attending such meetings.


     DEFERRED COMPENSATION PLAN FOR DIRECTORS

     Under the Corporation's deferred compensation plan for directors (the "Deferred Compensation Plan"), a director has the right to defer receipt of his cash fees until he ceases to serve as a director, dies or retires from his principal occupation. In the event of a change in control or proposed change in control of the Corporation that is not approved by the board of directors, deferred amounts become payable immediately. Either of the following is deemed to be a change of control: (a) the acquisition, without the prior approval of the board of directors, directly or indirectly, by any person of 50% or more of the outstanding Common Stock; or (b) the failure of the persons serving on the board of directors immediately prior to any contested election of directors or any exchange offer or tender offer for the Common Stock to constitute a majority of the board of directors at any time within two years following any such event. Amounts deferred pursuant to the Deferred Compensation Plan are valued at the end of each quarter as units of Common Stock. When payable, amounts deferred may be disbursed solely in shares of Common Stock accumulated under the Deferred Compensation Plan. A total of 408,907 shares of Common Stock has been reserved for issuance under the Deferred Compensation Plan. As of March 1, 1998, deferred units equal to 310,134 shares of Common Stock were accumulated under the Deferred Compensation Plan.


     STOCK-BASED COMPENSATION

     DIRECTORS STOCK-OPTION PLAN. The Corporation's directors stock option plan (the "Directors Plan"), provides for two types of grants of stock options to purchase shares of common stock of the Corporation and certain of its majority-owned subsidiaries to outside directors as additional compensation for their service as directors. Under the Directors Plan, outside directors are automatically granted options to purchase 1,000 shares of Common Stock annually. In addition, the Directors Plan provides for the automatic grant of options to purchase up to 1,500 shares of the common stock of certain of the Corporation's publicly traded, majority-owned subsidiaries and of each majority-owned subsidiary of the Corporation that is subsequently "spun out" to outside investors, both upon the initial spinout and at five-year intervals thereafter.

     Under the first type of grant pursuant to the Directors Plan, outside directors receive an annual grant of options to purchase 1,000 shares of Common Stock at the close of business on the date of each Annual Meeting of the Stockholders of the Corporation. Options evidencing annual grants may be exercised at any time from and after the six-month anniversary of the grant date of the option and prior to the expiration of the option on the third anniversary of the grant date. Shares acquired upon exercise of the options are subject to repurchase by the Corporation at the exercise price if the recipient ceases to serve as a director of the Corporation or any other Thermo Electron company prior to the first anniversary of the grant date.

     Under the second type of grant pursuant to the Directors Plan, outside directors automatically receive a grant of options to purchase shares of common stock of certain of the Corporation's publicly traded, majority-owned subsidiaries as described in the Directors Plan and of each majority-owned subsidiary of the Corporation that is subsequently "spun out" to outside investors, both upon the initial spinout and at five-year intervals thereafter. Outside directors receive options to purchase 1,500 shares of common stock in majority-owned subsidiaries that are directly owned by the Corporation and 1,000 shares of common stock in majority-owned subsidiaries that are indirectly owned by the Corporation through one or more of its other majority-owned subsidiaries. The grant of options with respect to the common stock of subsidiaries that are spun out occurs at the close of business on the date of the first Annual Meeting of the Stockholders next following the subsidiary's spinout, which is the first to occur of either an initial public offering of the subsidiary's common stock or a sale of such stock to third parties in an arms-length transaction. The options granted vest and become exercisable on the fourth anniversary of the date of grant, unless prior to such date the subsidiary's common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended ("Section 12 Registration"). In the event that the effective date of Section 12 Registration occurs before the fourth anniversary of the grant date, the option will become immediately exercisable and the shares acquired upon exercise will be subject to restrictions on transfer and the right of the Corporation to repurchase such shares at the exercise price in the event the director ceases to serve as a director of the Corporation or any other Thermo Electron company. In the event of Section 12 Registration, the restrictions and repurchase rights shall lapse or be deemed to lapse at the rate of 25% per year, starting with the first anniversary of the grant date. These options expire after five years. At the 1998 Annual Meeting of the Stockholders, each outside director will be granted options to purchase 1,000 shares of the common stock of each of (i) Thermo Vision Corporation, a majority-owned subsidiary of Thermo Instrument Systems Inc. that was spun out in December 1997, (ii) ONIX Systems Inc., a majority-owned subsidiary of Thermo Instrument Systems Inc. that was spun out in September 1997, (iii) Trex Communications Corporation, a majority-owned subsidiary of ThermoTrex Corporation that was spun out in September 1997, and
(iv) Thermo Trilogy Corporation, a majority-owned subsidiary of Thermo Ecotek Corporation that was spun out in December 1997. Also at the 1998 Annual Meeting of the Stockholders, each outside director will be granted options to purchase 1,500 shares of the common stock of each of (i) Thermo Fibertek Inc., a majority-owned subsidiary of the Corporation and (ii) Thermo Trex, a majority-owned subsidiary of the Corporation.

     The exercise price for options granted under the Directors Plan is the average of the closing prices of the common stock as reported on the New York or American Stock Exchange (or other principal market on which the common stock is then traded) for the five trading days immediately preceding and including the date of grant, or, if the shares are not then traded, at the last price per share paid by third parties in an arms-length transaction prior to the option grant. As of March 1, 1998, options to purchase 93,375 shares of Common Stock were outstanding under the Directors Plan, no options had lapsed or been exercised, and options to purchase 581,625 shares of Common Stock were available for future grant.

     OTHER STOCK-BASED COMPENSATION. In 1997, options to purchase 10,000 shares of the Common Stock at an exercise price of $39.39 per share were granted to Dr. Syron in connection with his appointment as a director. These options may be exercised at any time from and after the six-month anniversary of the grant date and prior to the expiration of the options on the twelfth anniversary of the grant date. Shares acquired upon exercise of the options are subject to restrictions on transfer and the right of the Corporation to repurchase such shares at the exercise price if Dr. Syron ceases to serve as a director of the Corporation or any other Thermo Electron company. The restrictions and repurchase rights lapse or are deemed to have lapsed 10% per year, starting with the first anniversary of the grant date, provided Dr. Syron has continuously served as a director of the Corporation or any other Thermo Electron company since the grant date.


STOCK OWNERSHIP POLICIES FOR DIRECTORS

     During 1996, the human resources committee of the board of directors (the "Committee") established a stock holding policy for directors. The stock holding policy requires each director to hold a minimum of 1,000 shares of Common Stock. Directors are requested to achieve this ownership level by the 1998 Annual Meeting of Stockholders. The chief executive officer of the Corporation is required to comply with a separate stock holding policy established by the Committee in 1996, which is described in "Committee Report on Executive Compensation - Stock Ownership Policies."

     In addition, the Committee adopted a policy requiring directors to hold shares of the Corporation's Common Stock equal to one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the option. This policy is also applicable to executive officers and is described in "Committee Report on Executive Compensation - Stock Ownership Policies."


                                STOCK OWNERSHIP

     The following table sets forth, as of March 1, 1998, the beneficial ownership of the Corporation's Common Stock, by (a) each director, (b) each of the Corporation's executive officers named in the summary compensation table set forth below under the heading "Executive Compensation," and (c) all directors and current executive officers as a group, as well as their beneficial ownership of each of the Corporation's majority-owned subsidiaries as follows: (i) Thermo Information Solutions Inc., a majority-owned subsidiary of Thermo Coleman Corporation, a majority-owned subsidiary of the Corporation, (ii) Thermo Ecotek Corporation and Thermo Trilogy Corporation, a majority-owned subsidiary of Thermo Ecotek Corporation, (iii) Thermo Fibertek Inc. and Thermo Fibergen Inc., a majority-owned subsidiary of Thermo Fibertek Inc., (iv) Thermo Power Corporation and ThermoLyte Corporation, a majority-owned subsidiary of Thermo Power Corporation, (v) Thermo TerraTech Inc. and The Randers Group Incorporated, Thermo EuroTech N.V. and Thermo Remediation Inc., each a majority-owned subsidiary of Thermo TerraTech Inc., (vi) Thermedics Inc. and Thermedics Detection Inc., Thermo Cardiosystems Inc., Thermo Sentron Inc. and Thermo Voltek Corp., each a majority-owned subsidiary of Thermedics Inc., (vii) ThermoTrex Corporation and ThermoLase Corporation, Trex Medical Corporation and Trex Communications Corporation, each a majority-owned subsidiary of ThermoTrex Corporation, and (viii) Thermo Instrument Systems Inc. and Metrika Systems Corporation, ONIX Systems Inc., Thermo BioAnalysis Corporation, Thermo Optek Corporation, ThermoQuest Corporation, ThermoSpectra Corporation and Thermo Vision Corporation, each a majority-owned subsidiary of Thermo Instrument Systems Inc. The common stock of each of the majority-owned subsidiaries is publicly traded except for the common stock of Thermo Information Solutions Inc., ThermoLyte Corporation, Thermo EuroTech N.V., Thermo Trilogy Corporation, and Trex Communications Corporation, which are privately held. In addition, the following table sets forth the beneficial ownership of Common Stock, as of March 1, 1998, with respect to each person who was known by the Corporation to own beneficially more than 5% of the outstanding shares of Common Stock.

     While certain directors and executive officers of the Corporation are also directors or executive officers of majority-owned subsidiaries of the Corporation, all such persons disclaim beneficial ownership of the shares of common stock of other Thermo Electron companies owned by the Corporation or such majority-owned subsidiaries.


                                              THERMO              THERMO           THERMO         THERMO           THERMO
                                             ELECTRON          INFORMATION         ECOTEK        TRILOGY          FIBERTEK
                NAME                       CORPORATION          SOLUTIONS       CORPORATION    CORPORATION          INC.
                (1)                            (2)               INC. (3)           (4)            (5)              (6)
            -----------                    -----------        -----------       -----------    -----------      -----------
Putnam Investments, Inc. (31)             10,700,277               N/A               N/A           N/A               N/A
FMR Corporation (32)                       9,676,730               N/A               N/A           N/A               N/A
John M. Albertine                             41,174                 -             2,250             -             6,750
Peter O. Crisp                               100,641                 -             5,191             -             6,750
Elias P. Gyftopoulos                          72,067                 -             2,250             -             6,750
George N. Hatsopoulos                      3,423,423                 -            25,575             -           188,484
John N. Hatsopoulos                          681,072                 -            35,569             -            78,320
Frank Jungers                                246,754             2,000            44,789         3,000             7,875
Robert A. McCabe                              48,515            12,000             2,250        18,000             6,750
Frank E. Morris                               25,301                 -             2,250             -             6,750
Donald E. Noble                               56,651             3,000             2,250         2,500           117,706
Hutham S. Olayan                              25,852                 -             2,250         6,060             6,750
William A. Rainville                         239,893                 -             4,467             -           759,086
Arvin H. Smith                               519,038                 -             6,000             -            90,000
Richard F. Syron                              10,303                 -                 -             -                 -
Roger D. Wellington                           36,062                 -             2,250         8,000            15,750
John W. Wood Jr.                             272,157                 -             3,321             -             9,000
All directors and current executive
     officers as a group (17 persons)      6,285,374            17,000           151,072        37,260         1,406,221

                                            Thermo             Thermo                          Thermo
                                           Fibergen             Power          ThermoLyte    TerraTech
              Name                           Inc.            Corporation      Corporation       Inc.
              (1)                            (7)                (8)               (9)          (10)
          -----------                    -----------         -----------      -----------   -----------
Putnam Investments, Inc. (31)                 N/A                  N/A           N/A           N/A
FMR Corporation (32)                          N/A                  N/A           N/A           N/A
John M. Albertine                           1,000                3,000             -         1,500
Peter O. Crisp                              1,000               36,354             -         1,500
Elias P. Gyftopoulos                        1,000                6,925             -         3,040
George N. Hatsopoulos                      20,000               54,282             -        55,471
John N. Hatsopoulos                        20,000               59,753             -        60,357
Frank Jungers                               2,500                3,000         1,500         1,500
Robert A. McCabe                            1,000               11,629             -         3,660
Frank E. Morris                             1,000                3,000             -         1,500
Donald E. Noble                             4,500               22,721         1,000        51,436
Hutham S. Olayan                            2,000                3,000             -         1,500
William A. Rainville                       41,500                    -             -        60,000
Arvin H. Smith                             10,000                7,969             -        36,997
Richard F. Syron                                -                    -             -             -
Roger D. Wellington                         1,000                6,425             -         2,500
John W. Wood Jr.                           10,000                    -             -             -
All directors and current executive
     officers as a group (17 persons)     123,500              242,012         2,500       314,493


                                          THE RANDERS       THERMO         THERMO                    THERMEDICS
                                            GROUP          EURO TECH     REMEDIATION   THERMEDICS    DETECTION
                 NAME                        INC.             B.V.       CORPORATION      INC.         INC.
                  (1)                        (11)            (12)           (13)          (14)         (15)
              -----------                -----------      -----------   -----------   -----------   -----------
 Putnam Investments, Inc. (31)                N/A             N/A           N/A            N/A            N/A
 FMR Corporation (32)                         N/A             N/A           N/A            N/A            N/A
 John M. Albertine                              -               -         4,500          4,500          1,000
 Peter O. Crisp                                 -               -         4,500         35,602          1,500
 Elias P. Gyftopoulos                           -               -        28,600         10,048          1,600
 George N. Hatsopoulos                    240,000               -         9,000         63,681         21,197
 John N. Hatsopoulos                      240,000               -        61,282         64,630         21,262
 Frank Jungers                                  -               -        15,000          9,050          1,455
 Robert A. McCabe                               -               -         4,500          6,998         10,000
 Frank E. Morris                                -               -        27,823          4,500          1,000
 Donald E. Noble                                -               -        10,500         14,173          1,968
 Hutham S. Olayan                               -               -         4,500          4,500          1,000
 William A. Rainville                     120,000               -        24,000              -         10,000
 Arvin H. Smith                           120,000               -         2,400         91,290         10,000
 Richard F. Syron                               -               -             -              -              -
 Roger D. Wellington                            -               -         4,500          4,500          1,000
 John W. Wood Jr.                         120,000               -             -        188,406         47,854
 All directors and current executive
      officers as a group (17 persons)    900,000               -       243,436        540,382        137,936


                                             THERMO            THERMO            THERMO
                                         CARDIOSYSTEMS         SENTRON           VOLTEK          THERMOTREX         THERMOLASE
                 NAME                         INC.              INC.              CORP.          CORPORATION       CORPORATION
                  (1)                        (16)               (17)              (18)              (19)              (20)
             -------------               -------------      -------------     -------------     -------------     -------------
 Putnam Investments, Inc. (31)                  N/A              N/A               N/A                N/A               N/A
 FMR Corporation (32)                           N/A              N/A               N/A                N/A               N/A
 John M. Albertine                            9,250            1,000             1,500              4,500             2,000
 Peter O. Crisp                              24,750            1,500             2,250             44,620            57,443
 Elias P. Gyftopoulos                        15,500            1,000             5,750              4,500            61,400
 George N. Hatsopoulos                       11,599           17,000                 -             44,889            31,125
 John N. Hatsopoulos                            432           41,900             7,668             23,844            42,329
 Frank Jungers                               13,250            1,000             9,000             11,000             3,300
 Robert A. McCabe                            12,250            3,000             3,300             10,000             3,145
 Frank E. Morris                             12,250            1,000             1,500              4,500             2,000
 Donald E. Noble                             12,250           17,448             1,500              4,500             6,000
 Hutham S. Olayan                            12,250            1,000             1,500              4,500             2,000
 William A. Rainville                             -            7,000                 -              1,797            10,000
 Arvin H. Smith                              30,000            7,000                 -              1,967            10,000
 Richard F. Syron                                 -                -                 -                  -                 -
 Roger D. Wellington                         12,250            1,000             1,500              4,500             2,000
 John W. Wood Jr.                            60,332           33,400            96,971                640            10,000
 All directors and current executive
      officers as a group (17 persons)      231,163          141,248           142,439            180,673           327,242



                                              TREX                TREX              THERMO          METRIKA          ONIX
                                             MEDICAL         COMMUNICATIONS       INSTRUMENT        SYSTEMS         SYSTEMS
                 NAME                      CORPORATION        CORPORATION        SYSTEMS INC.     CORPORATION        INC.
                  (1)                         (21)               (22)                (23)            (24)            (25)
            --------------             --------------       --------------      --------------    --------------  --------------
Putnam Investments, Inc. (31)                 N/A                 N/A                 N/A              N/A            N/A
FMR Corporation (32)                          N/A                 N/A                 N/A              N/A            N/A
John M. Albertine                           1,000                   -               2,343            9,333              -
Peter O. Crisp                             13,845                   -              22,115            1,000              -
Elias P. Gyftopoulos                       41,000                   -              58,766            1,000              -
George N. Hatsopoulos                      41,188                   -             179,141           30,000              -
John N. Hatsopoulos                        42,929                   -              84,226           25,000              -
Frank Jungers                               3,850                   -              52,613            3,000              -
Robert A. McCabe                            7,050              12,500              65,091            6,000          7,333
Frank E. Morris                             1,000                   -               2,343            1,000              -
Donald E. Noble                             1,000               6,250              68,357            2,500              -
Hutham S. Olayan                           45,850                   -               2,343            1,000              -
William A. Rainville                       20,000                   -                   -           10,000              -
Arvin H. Smith                             20,000                   -             539,583           10,000          4,000
Richard F. Syron                                -                   -                   -                -              -
Roger D. Wellington                         1,000                   -               6,093            1,000              -
John W. Wood Jr.                           20,000                   -              19,509           10,000              -
All directors and current executive
  officers as a group (17 persons)        273,312              18,750           1,168,683          115,333         11,333


                                              THERMO           THERMO           THERMO           THERMO-           THERMO
                                           BIOANALYSIS          OPTEK            QUEST           SPECTRA           VISION
                 NAME                      CORPORATION       CORPORATION      CORPORATION      CORPORATION       CORPORATION
                  (1)                         (26)              (27)             (28)             (29)              (30)
             -----------                   -----------       -----------      -----------      -----------       -----------
Putnam Investments, Inc. (31)                   N/A              N/A               N/A              N/A              N/A
FMR Corporation (32)                            N/A              N/A               N/A              N/A              N/A
John M. Albertine                             1,000            1,000             1,000            1,000                -
Peter O. Crisp                                1,000            1,000             1,000            1,000                -
Elias P. Gyftopoulos                         15,000            1,000             1,000           21,000                -
George N. Hatsopoulos                        27,300          113,100            92,600           24,750           23,800
John N. Hatsopoulos                          37,200          132,800            99,500           24,400           28,600
Frank Jungers                                 5,500           11,000            47,146            5,500            1,400
Robert A. McCabe                              3,000           70,903             1,000            1,500                -
Frank E. Morris                               1,000            1,000             1,000            1,000                -
Donald E. Noble                               5,000            1,000             2,300            4,000                -
Hutham S. Olayan                              1,000            1,000             1,000            1,000                -
William A. Rainville                          6,000           15,000            15,000           10,000            7,500
Arvin H. Smith                               39,000           98,000            90,000           20,000           16,120
Richard F. Syron                                  -                -                 -                -                -
Roger D. Wellington                           1,000            1,000             1,000            1,000                -
John W. Wood Jr.                              6,000           15,000            15,000            5,000            7,500
All directors and current executive
  officers as a group (17 persons)          157,000          477,303           380,546          130,650           93,020


(1) Except as reflected in the footnotes to this table, shares of the Common Stock of the Corporation and of the common stock of each of the Corporation's subsidiaries beneficially owned consist of shares owned by the indicated person or by that person for the benefit of minor children, and all share ownership includes sole voting and investment power.
(2) Shares of the Common Stock of the Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Dr. Syron, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 10,375, 10,375, 10,375, 1,649,500, 615,435, 10,375, 10,375, 10,375, 10,375, 10,375,
     178,674, 228,411, 10,000, 10,375, 230,458 and 3,223,140 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 2,266, 2,036, 1,717 and 10,095 full shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's employee stock ownership plan (the "ESOP"), of which the trustees, who have investment power over its assets, are executive officers
     of the Corporation.   Shares beneficially owned by Dr. Albertine, Mr.
     Crisp, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Dr. Syron, Mr. Wellington and all directors and current executive officers as a group include 30,799, 45,625, 80,427, 34,725, 11,511, 42,861, 15,477, 303,
     23,157 and 284,885 full shares, respectively, allocated to accounts maintained pursuant to the Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 89,601 shares held by his spouse, 168,750 shares held by a QTIP trust of which his spouse is a trustee, 39,937 shares held by a family trust of which his spouse is the trustee, 4,000 shares held by a second family trust of which Dr. Elias P. Gyftopoulos is a trustee and 153 shares allocated to his spouse's account maintained pursuant to the ESOP. Shares beneficially owned by Dr. G. Hatsopoulos also include 50,000 shares that a family trust, of which Dr. G. Hatsopoulos' spouse is the trustee, has the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Jungers include 4,500 shares held by Mr. Jungers' spouse. Shares beneficially owned by Dr. Morris include 3,415 shares held by Dr. Morris's spouse. Shares beneficially owned by Ms. Olayan do not include 4,865,300 shares owned by Crescent Holding GmbH, a member of the Olayan Group. Crescent Holding GmbH is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent Holding GmbH. Except for Dr. G. Hatsopoulos, who beneficially owned 2.1% of the Common Stock outstanding as of March 1, 1998, no director or executive officer beneficially owned more than 1% of the Common Stock outstanding as of such date; all directors and current executive officers as a group beneficially owned 3.9% of the Common Stock outstanding as of March 1, 1998.

(3) Shares of the common stock of Thermo Information Solutions Inc. beneficially owned by Mr. McCabe include 12,000 shares held by a trust of which he and members of his family are trustees. The directors and executive officers did not individually or as a group beneficially own more than 1% of the Thermo Information Solutions Inc. common stock outstanding as of March 1, 1998.

(4) Shares of the common stock of Thermo Ecotek Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 2,250, 2,250, 2,250, 15,000, 13,257, 39,500, 2,250, 2,250, 2,250,
     2,250, 2,250 and 93,257 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Jungers include 500 shares held by Mr. Jungers' spouse. The directors and executive officers did not individually or as a group beneficially own more than 1% of the Thermo Ecotek Corporation common stock outstanding as of March 1, 1998.

(5) Shares of the common stock of Thermo Trilogy Corporation beneficially owned by Mr. McCabe include 18,000 shares held by a trust of which he and members of his family are trustees. Shares beneficially owned by Ms. Olayan do not include 60,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father.

     Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors and executive officers did not individually or as a group beneficially own more than 1% of the Thermo Trilogy Corporation common stock outstanding as of March 1, 1998.

(6) Shares of the common stock of Thermo Fibertek Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 6,750, 6,750, 6,750, 157,910, 57,600, 6,750, 6,750, 6,750, 97,850, 6,750, 735,000, 90,000, 6,750, 9,000
     and 1,284,610 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 7,171 shares allocated to Mr. Noble's account maintained pursuant to Thermo Fibertek Inc.'s deferred compensation plan for directors. Shares beneficially owned by Mr. Jungers include 1,125 shares held by his spouse. Except for Mr. Rainville, who beneficially owned 1.2% of the common stock of Thermo Fibertek Inc. outstanding as of March 1, 1998, no director or executive officer beneficially owned more than 1% of the Thermo Fibertek Inc. common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 2.3% of the Thermo Fibertek Inc. common stock outstanding as of such date.

(7) Shares of the common stock of Thermo Fibergen Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 20,000, 20,000, 1,000, 1,000, 1,000, 1,500, 1,000, 40,000, 10,000, 1,000, 10,000
     and 116,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. No director or executive officer beneficially owned more than 1% of the Thermo Fibergen Inc. common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned less than 1% of the Thermo Fibergen Inc. common stock outstanding as of such date. In addition, Mr. Jungers, Mr. Noble, Mr. Rainville and all directors and current executive officers as a group beneficially owned 1,500, 3,000, 1,500 and 6,000 redemption rights, respectively, issued by Thermo Fibergen Inc. Each of these rights, issued in a public offering in September 1996, permits the holder to sell one share of the Thermo Fibergen common stock back to Thermo Fibergen Inc. at certain times in the future at a price of $12.75 per share.

(8) Shares of the common stock of Thermo Power Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 3,000, 7,600, 3,000, 40,000, 40,000, 3,000, 3,000, 3,000, 8,200,
     3,000, 3,000 and 125,800 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Crisp, Mr. Noble and all directors and current executive officers as a group include 10,661, 7,096 and 17,757 shares, respectively, allocated to their respective accounts maintained pursuant to Thermo Power Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr.
     G. Hatsopoulos include 114 shares held by Dr. G. Hatsopoulos' spouse. No director or executive officer beneficially owned more than 1% of the Thermo Power Corporation common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 2.0% of the Thermo Power Corporation common stock outstanding as of such date.

(9) Shares of the common stock of ThermoLyte Corporation beneficially owned by Ms. Olayan do not include 25,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. No director or executive officer beneficially owned more than 1% of the common stock of ThermoLyte Corporation outstanding as of such date; all directors and current executive officers as a group beneficially owned less than 1% of the ThermoLyte Corporation common stock outstanding as of March 1, 1998.

(10) Shares of the common stock of Thermo TerraTech Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 1,500, 1,500, 1,500, 40,000, 40,000, 1,500, 1,500, 1,500, 9,200, 1,500, 60,000, 35,000, 1,500 and 203,200
     shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 309, 315, 265 and 1,518 full shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 19,196 shares allocated to Mr. Noble's account maintained pursuant to Thermo TerraTech Inc.'s deferred compensation plan for directors. Shares beneficially owned by Mr. J. Hatsopoulos and all directors and current executive officers as a group include 12,500 shares that Mr. J. Hatsopoulos has the right to acquire within 60 days of March 1, 1998, through the exercise of stock purchase warrants acquired in connection with private placements of securities by Thermo TerraTech Inc. and one or more of that corporation's subsidiaries on terms identical to terms granted to outside investors. Shares beneficially owned by Dr. G. Hatsopoulos include 93 shares held by his spouse and 3 shares allocated to his spouse's account maintained pursuant to the Corporation's ESOP. No director or executive officer beneficially owned more than 1% of the Thermo TerraTech Inc. common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.5% of the Thermo TerraTech Inc. common stock as of such date.

(11) Shares of the common stock of The Randers Group Incorporated beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Rainville, Mr. Smith, Mr. Wood and all directors and current executive officers as group include 240,000, 240,000, 120,000, 120,000, 120,000 and 900,000 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Except for Dr. G. Hatsopoulos and Mr. J. Hatsopoulos, each of whom beneficially owned 1.7% of The Randers Group Incorporated common stock outstanding as of March 1, 1998, no director or executive officer beneficially owned more than 1% of The Randers Group Incorporated common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially own 6.3% of The Randers Group Incorporated common stock outstanding as of March 1, 1998.

(12) The directors and executive officers did not beneficially own any of the Thermo EuroTech N.V. common stock as of March 1, 1998.

(13) Shares of the common stock of Thermo Remediation Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 4,500, 4,500, 27,600, 7,500, 22,500, 4,500, 4,500, 24,450, 6,000, 4,500, 22,500, 2,400, 4,500 and 157,350
     shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. Morris and all directors and current executive officers as a group include 3,373 shares allocated to Dr. Morris's account maintained pursuant to Thermo Remediation Inc.'s deferred compensation plan for directors. No director or executive officer beneficially owned more than 1% of the Thermo Remediation Inc. common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.9% of the Thermo Remediation Inc. common stock outstanding as of such date.

(14) Shares of the common stock of Thermedics Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 4,500, 10,050, 4,500, 50,000, 50,000, 4,500,
     4,500, 4,500, 4,500, 4,500, 82,500, 4,500, 130,700 and 378,250 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 1,635, 1,737, 1,445 and 8,063 full shares, respectively, allocated to their respective accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Crisp and all directors and current executive officers as a group include 7,447 shares allocated to Mr. Crisp's account maintained pursuant to Thermedics Inc.'s deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 562 shares held by his spouse and 92 shares allocated to the account of his spouse maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Jungers include 1,550 shares held by Mr. Jungers' spouse. Shares beneficially owned by Mr. Wood include 2,600 shares held in custodial accounts for the benefit of two minor children. No director or executive officer beneficially owned more than 1% of the common stock of Thermedics Inc. outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.5% of the Thermedics Inc. common stock outstanding as of such date.

(15) Shares of the common stock of Thermedics Detection Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,500, 1,000, 20,000, 20,000, 1,000, 1,000, 1,000, 1,000, 1,000, 10,000, 10,000, 1,000, 43,333
     and 119,833 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos include 57 shares held by his spouse. Shares beneficially owned by Mr. Jungers include 155 shares held by his spouse. Shares beneficially owned by Mr. McCabe include 9,000 shares held in a trust of which he and members of his family are trustees. No director or executive officer beneficially owned more than 1% of the Thermedics Detection Inc. common stock outstanding as of March 1, 1998; the directors and current executive officers as a group beneficially owned 1.03% of the Thermedics Detection Inc. common stock outstanding as of March 1, 1998.

(16) Shares of the common stock of Thermo Cardiosystems Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 24,750, 15,500, 12,250, 12,250, 12,250, 12,250, 12,250, 30,000, 12,250, 53,450 and
     198,200 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Wood include 1,122 shares held in custodial accounts for the benefit of two minor children. The directors and executive officers did not individually or as a group beneficially own more than 1% of the Thermo Cardiosystems Inc. common stock outstanding as of March 1, 1998.

(17) Shares of the common stock of Thermo Sentron Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,500, 1,000, 15,000, 15,000, 1,000, 1,000, 1,000, 15,000, 1,000, 7,000, 7,000, 1,000, 30,400 and
     104,900 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Noble and all directors and current executive officers as a group include 1,148 shares allocated to Mr. Noble's account maintained pursuant to Thermo Sentron Inc.'s deferred compensation plan for directors. No director or executive officer beneficially owned more than 1% of the Thermo Sentron Inc. common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.4% of the Thermo Sentron Inc. common stock outstanding as of such date.

(18) Shares of the common stock of Thermo Voltek Corp. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,500, 2,250, 4,750, 1,500, 1,500, 1,500, 1,500, 1,500, 1,500, 82,350 and 98,050 shares, respectively, that such persons or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Except for Mr. Wood, who beneficially owned 1.1% of the Thermo Voltek Corp. common stock outstanding as of March 1, 1998, no director or executive officer beneficially owned more than 1% of the Thermo Voltek Corp. common stock outstanding as of March 1, 1998; all directors and current executive officers beneficially owned 1.6% of the Thermo Voltek Corp. common stock outstanding as of such date.

(19) Shares of the common stock of ThermoTrex Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Wellington and all directors and current executive officers as a group include 4,500, 28,800, 4,500, 30,000, 21,000, 4,500, 4,500, 4,500, 4,500,
     4,500, 4,500 and 120,800 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Crisp and all directors and current executive officers as a group include 2,376 shares allocated to Mr. Crisp's account maintained pursuant to ThermoTrex Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 160 shares held by his spouse. Shares beneficially owned by Ms. Olayan do not include 10,000 shares owned by Crescent Growth Fund Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent Growth Fund Ltd. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the ThermoTrex Corporation common stock outstanding as of March 1, 1998.

(20) Shares of the common stock of ThermoLase Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 2,000, 22,508, 61,400, 28,800, 39,400, 2,000, 2,000, 2,000, 2,000, 2,000, 10,000, 10,000, 2,000,
     10,000 and 273,108 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos include 32 shares held by his spouse. Shares beneficially owned by Ms. Olayan do not include 10,000 shares owned by Crescent Growth Fund Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent Growth Fund Ltd. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the ThermoLase Corporation common stock outstanding as of March 1, 1998.

(21) Shares of the common stock of Trex Medical Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,500, 40,000, 40,000, 40,000, 1,000, 1,000, 1,000, 1,000, 40,000, 20,000, 20,000, 1,000, 20,000
     and 237,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Ms. Olayan and all directors and current executive officers as a group include 850 shares allocated to Ms. Olayan's account maintained pursuant to Trex Medical Corporation's deferred compensation plan for directors. Shares beneficially owned by Dr. G. Hatsopoulos include 16 shares held by his spouse. Shares beneficially owned by Ms. Olayan do not include 327,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the Trex Medical Corporation common stock outstanding as of March 1, 1998.

(22) Shares of the common stock of Trex Communications Corporation beneficially owned by Mr. McCabe include 12,500 shares held by a trust of which he and members of his family are trustees. Shares beneficially owned by Ms. Olayan do not include 50,000 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the Trex Communications Corporation common stock outstanding as of March 1, 1998.

(23) The number of shares of the common stock of Thermo Instrument Systems Inc. reported in the table reflects a five-for-four stock split distributed in October 1997 in the form of a 25% stock dividend. Shares of the common stock of Thermo Instrument Systems Inc. beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris,

     Mr. Noble, Ms. Olayan, Mr. Smith, Mr. Wellington and all directors and current executive officers as a group include 2,343, 2,343, 18,075, 117,187, 70,312, 17,257, 13,737, 2,343, 7,614, 2,343, 292,968, 2,343 and
     573,473 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Smith and all directors and current executive officers as a group include 598, 661, 663 and 3,027 full shares, respectively, allocated to accounts maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Dr. G. Hatsopoulos include 26,710 shares held by his spouse and 63 shares allocated to his spouse's account maintained pursuant to the Corporation's ESOP. Shares beneficially owned by Mr. Jungers, Mr. McCabe and all directors and current executive officers as a group include 12,200, 7,126 and 19,326 shares, respectively, allocated to accounts maintained pursuant to Thermo Instrument Systems Inc.'s deferred compensation plan for directors. Shares beneficially owned by Mr. Jungers include 636 shares held by his spouse. Shares beneficially owned by Mr. Wood include 19,509 shares held in custodial accounts for the benefit of two minor children. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Instrument Systems Inc. common stock outstanding as of March 1, 1998.

(24) Shares of the common stock of Metrika Systems Corporation have been adjusted to reflect a one-for-two reverse stock split effected in May 1997. Shares of the common stock of Metrika Systems Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr.
     J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as group include 1,000, 1,000, 1,000, 30,000, 10,000, 1,000, 1,000, 1,000, 1,000, 1,000, 10,000, 10,000, 1,000, 10,000
     and 83,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. McCabe include 5,000 shares held in a trust of which he and members of his family are trustees. No director or executive officer beneficially owned more than 1% of the common stock of Metrika Systems Corporation outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.4% of the Metrika Systems Corporation common stock outstanding as of March 1, 1998.

(25) Shares of the common stock of ONIX Systems Inc. beneficially owned by Mr. McCabe include 7,333 shares held by a trust of which he and members of his family are trustees. Shares of ONIX Systems Inc. beneficially owned by Ms. Olayan do not include 16,666 shares owned by Crescent International Holdings Ltd., a member of the Olayan Group which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. Shares beneficially owned by Mr. Smith include 4,000 shares held by his spouse. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the ONIX Systems Inc. common stock outstanding as of March 1, 1998.

(26) Shares of common stock of Thermo BioAnalysis Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,000, 15,000, 17,300, 17,200, 1,500, 1,500, 1,000, 1,000, 1,000, 6,000, 20,000, 1,000, 6,000 and
     95,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. No director or executive officer beneficially owned more than 1% of the Thermo BioAnalysis Corporation common stock outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.4% of the Thermo BioAnalysis Corporation common stock outstanding as of such date.

(27) Shares of the common stock of Thermo Optek Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 93,100, 92,800, 1,000, 45,000, 1,000, 1,000, 1,000, 15,000, 90,000, 1,000, 15,000
     and 370,900 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. McCabe include 5,000 shares held by a trust of which he and members of his family are trustees, 7,171 shares issuable upon conversion of $100,000 in principal amount of the 5% convertible subordinated debenture due 2000 issued by Thermo Optek Corporation and 732 full shares allocated to Mr. McCabe's account maintained pursuant to Thermo Optek Corporation's deferred compensation plan for directors. Shares beneficially owned by Ms. Olayan do not include 20,000 shares owned by Crescent Growth Fund Ltd., a member of the Olayan Group which is indirectly controlled by Mr. Suliman S. Olayan, Ms. Olayan's father. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent Growth Fund Ltd. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the Thermo Optek Corporation common stock outstanding as of March 1, 1998.

(28) Shares of the common stock of ThermoQuest Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,000, 1,000, 92,600, 92,400, 45,000, 1,000, 1,000, 1,000, 1,000, 15,000, 90,000, 1,000, 15,000
     and 370,000 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares beneficially owned by Mr. Jungers and all directors and current executive officers as a group include 1,146 full shares allocated to Mr. Jungers' account maintained pursuant to ThermoQuest Corporation's deferred compensation plan for directors. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the ThermoQuest Corporation common stock outstanding as of March 1, 1998.

(29) Shares of the common stock of ThermoSpectra Corporation beneficially owned by Dr. Albertine, Mr. Crisp, Dr. Gyftopoulos, Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Jungers, Mr. McCabe, Dr. Morris, Mr. Noble, Ms. Olayan, Mr. Rainville, Mr. Smith, Mr. Wellington, Mr. Wood and all directors and current executive officers as a group include 1,000, 1,000, 20,000, 24,750, 24,400, 1,500, 1,500, 1,000, 1,000, 1,000, 10,000, 20,000, 1,000, 3,000 and
     118,650 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. The directors and current executive officers did not individually or as a group beneficially own more than 1% of the common stock of ThermoSpectra Corporation outstanding as of March 1, 1998.

(30) Shares of the common stock of Thermo Vision Corporation beneficially owned by Dr. G. Hatsopoulos, Mr. J. Hatsopoulos, Mr. Rainville, Mr. Smith, Mr. Wood and all directors and current executive officers as group include 15,000, 15,000, 7,500, 15,000, 7,500 and 63,500 shares, respectively, that such person or members of the group have the right to acquire within 60 days of March 1, 1998, through the exercise of stock options. Shares of the common stock of Thermo Vision Corporation beneficially owned by Mr. J. Hatsopoulos include 3,000 shares held by his spouse. No director or executive officer beneficially owned more than 1% of the common stock of Thermo Vision Corporation outstanding as of March 1, 1998; all directors and current executive officers as a group beneficially owned 1.2% of the Thermo Vision Corporation common stock outstanding as of March 1, 1998.

(31) Information regarding the number of shares of Common Stock beneficially owned by Putnam Investments, Inc. is based on the most recent Schedule 13G of Putnam Investments, Inc. received by the Corporation, which reported such ownership as of December 31, 1997. The address of Putnam Investments, Inc. is One Post Office Square, Boston, Massachusetts 02109. As of December 31, 1997, Putnam Investments Inc. beneficially owned approximately 7% of the outstanding Common Stock.

(32) Information regarding the number of shares of Common Stock beneficially owned by FMR Corp. is based on the most recent Schedule 13G of FMR Corp. received by the Corporation, which reported such ownership as of December 31, 1997. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. As of December 31, 1997, FMR Corp. beneficially owned approximately 6.38% of the outstanding Common Stock.

SECTION 16(A)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and beneficial owners of more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Corporation's securities. Based upon a review of such filings, all Section 16(a) filing requirements applicable to such persons were complied with during 1997.

                             EXECUTIVE COMPENSATION

NOTE: The share amounts reported below have, in all cases, been adjusted as applicable to reflect a five-for-four stock split with respect to the common stock of Thermo Instrument Systems Inc. distributed in October 1997 in the form of a 25% stock dividend.


SUMMARY COMPENSATION TABLE

     The following table summarizes compensation for services to the Corporation in all capacities awarded to, earned by or paid to the Corporation's chief executive officer and its four other most highly compensated executive officers for the last three fiscal years.




                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                             SECURITIES UNDERLYING
       NAME AND                 FISCAL     ANNUAL     COMPENSATION           OPTIONS (NO. OF SHARES          ALL OTHER
  PRINCIPAL POSITION             YEAR      SALARY        BONUS       OTHER      AND COMPANY) (1)(2)         COMPENSATION (3)
------------------------------------------------------------------------------------------------------------------------------------


George N. Hatsopoulos           1997      $560,000     $630,000       --          200,000 (TMO)               $7,125
  Chief Executive Officer                                                          10,000 (MKA)
                                                                                   20,000 (TDX)
                                1996      $520,000     $575,000       --          100,000 (TMO)               $6,750
                                                                                   15,000 (TBA)
                                                                                   20,000 (TFG)
                                                                                   15,000 (TLT)
                                                                                   90,000 (TOC)
                                                                                   90,000 (TMQ)
                                                                                   15,000 (TSR)
                                                                                   40,000 (TXM)
                                1995      $485,000     $550,000       --                --                    $6,750
------------------------------------------------------------------------------------------------------------------------------------


John N. Hatsopoulos             1997      $400,000     $600,000       --          206,000 (TMO)               $7,125
  President                                                                        10,000 (MKA)
  and Chief Financial Officer                                                     240,000 (RGI)
                                                                                   20,000 (TDX)
                                                                                   10,000 (TISI)
                                                                                   15,000 (VIZ)
                                                                                   20,000 (TRCC)
                                1996      $325,000     $550,000       --          107,200 (TMO)               $6,750
                                                                                   15,000 (TBA)
                                                                                   20,000 (TFG)
                                                                                   15,000 (TLT)
                                                                                   90,000 (TOC)
                                                                                   90,000 (TMQ)
                                                                                   15,000 (TSR)
                                                                                   40,000 (TXM)
                                1995      $300,000     $500,000       --            7,800 (TMO)               $6,750
                                                                                   25,000 (TLZ)
------------------------------------------------------------------------------------------------------------------------------------


Arvin H. Smith
  Executive Vice President      1997      $285,000     $300,000   $57,947 (4)       6,000 (TMO)               $7,125
                                                                                   10,000 (MKA)
                                                                                   15,000 (VIZ)
                                1996      $270,000     $260,000   $55,089 (4)       9,000 (TMO)               $6,750
                                                                                   20,000 (TBA)
                                                                                   10,000 (TFG)
                                                                                   90,000 (TOC)
                                                                                   90,000 (TMQ)
                                                                                    7,000 (TSR)
                                                                                   20,000 (TXM)
                                1995      $262,000     $230,000       --            9,000 (TMO)               $6,750
                                                                                   10,000 (TLZ)
                                                                                    6,000 (TLT)
------------------------------------------------------------------------------------------------------------------------------------



                                             SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                                               LONG TERM
                                                                              COMPENSATION
                                       ANNUAL COMPENSATION                 SECURITIES UNDERLYING
       NAME AND             FISCAL     -------------------                 OPTIONS (NO. OF SHARES        ALL OTHER
  PRINCIPAL POSITION        YEAR       SALARY        BONUS       OTHER       AND COMPANY) (1)(2)        COMPENSATION (3)
--------------------------------------------------------------------------------------------------------------------------
William R. Rainville         1997     $220,000      $200,000      --            3,400 (TMO)              $23,151 (5)
  Senior Vice President                                                       240,000 (TFT)
                             1996     $205,000      $191,000      --            6,450 (TMO)              $17,558 (5)
                                                                               40,000 (TFG)
                                                                               15,000 (TOC)
                                                                               15,000 (TMQ)
                                                                                7,000 (TSR)
                                                                               20,000 (TXM)
                             1995     $195,000      $220,000    --              6,150 (TMO)              $15,870

                                                                                6,000 (TBA)
                                                                               10,000 (TLZ)
                                                                                6,000 (TLT)
--------------------------------------------------------------------------------------------------------------------------
John W. Wood Jr.             1997     $220,000      $162,000    --              2,800 (TMO)               $7,125
  Senior Vice President                                                         5,200 (TMD)
                                                                               20,000 (TDX)
                                                                               20,000 (TCA)
                                                                                  400 (TSR)
                                                                                2,100 (TVL)
                             1996     $195,000      $172,000    --             40,500 (TMO)               $6,750
                                                                                5,400 (TMD)
                                                                                5,000 (TBA)
                                                                               10,000 (TFG)
                                                                                5,000 (TLT)
                                                                               15,000 (TOC)
                                                                               15,000 (TMQ)
                                                                               30,000 (TSR)
                                                                                2,100 (TVL)
                                                                               20,000 (TXM)
                             1995     $180,000      $160,000    --             40,350 (TMO)               $6,750
                                                                                4,900 (TMD)
                                                                                1,000 (TBA)
                                                                                3,450 (TCA)
                                                                                1,350 (TVL)
                                                                               10,000 (TLZ)
                                                                                1,000 (TLT)
--------------------------------------------------------------------------------------------------------------------------

(1) In addition to grants of options to purchase Common Stock of the Corporation (designated in the table as TMO), the named executive officers have been granted options to purchase common stock of subsidiaries of the Corporation, as compensation for their services either to the Corporation or to its subsidiaries. Options were granted during the last three fiscal years to the chief executive officer and the other named executive officers in their capacities as executive officers of the Corporation or directors or executive officers of the following subsidiaries of the Corporation:
     Metrika Systems Corporation (designated in the table as MKA), The Randers Group Incorporated (designated in the table as RGI), Thermedics Inc. (designated in the table as TMD), Thermedics Detection Inc. (designated in the table as TDX), Thermo BioAnalysis Corporation (designated in the table as TBA), Thermo Cardiosystems Inc. (designated in the table as TCA), Thermo Fibergen Inc. (designated in the table as TFG), Thermo Fibertek Corporation (designated in the table as TFT), Thermo Information Solutions Inc. (designated in the table as TISI), ThermoLase Corporation (designated in the table as TLZ), ThermoLyte Corporation (designated in the table as TLT), Thermo Optek Corporation (designated in the table as TOC), ThermoQuest Corporation

     (designated in the table as TMQ), Thermo Sentron Inc. (designated in the table as TSR), Thermo Vision Corporation (designated in the table as VIZ), Thermo Voltek Corp. (designated in the table as TVL), Trex Communications Corporation (designated in the table as TRCC) and Trex Medical Corporation (designated in the table as TXM).

(2) No awards of restricted stock of the Corporation were made to the chief executive officer or other named executive officers during the last three fiscal years. As of January 3, 1998, the amount and value of each executive officer's restricted stock holdings were as follows: Dr. G. Hatsopoulos 20,250 shares valued at $874,577; Mr. Smith 10,125 shares valued at $437,279.

(3) For all executive officers except Mr. Rainville, this amount represents matching contributions made on behalf of the executive officer by the Corporation pursuant to the Corporation's 401(k) plan. As to Mr. Rainville, this amount represents employer contributions to his account under the profit sharing plan of Thermo Web Systems Inc., a subsidiary of Thermo Fibertek Inc.

(4) This amount includes a special bonus in 1997 and 1996 of $40,447 and $37,589, respectively, paid pursuant to the Corporation's stock retention program, which rewards certain executives who do not sell shares of the Corporation's common stock for three years or more.

(5) In addition to the matching contribution referred to in footnote (3), such amounts include $5,471 and $1,313, which represent the amounts of compensation attributable in fiscal 1997 and 1996, respectively, to an interest-free loan provided to Mr. Rainville pursuant to the stock holding assistance plan of Thermo Fibertek Inc., a subsidiary of the Corporation. See "Relationship with Affiliates - Stock Holding Assistance Plans."

STOCK OPTIONS GRANTED DURING FISCAL 1997

     The following table sets forth information concerning individual grants of stock options made during fiscal 1997 to the Corporation's chief executive officer and the other named executive officers. It has not been the Corporation's policy in the past to grant stock appreciation rights, and no such rights were granted during fiscal 1997.

                                                    OPTION GRANTS IN FISCAL 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                       PERCENT OF                              ANNUAL RATES OF STOCK
                                                      TOTAL OPTIONS                            PRICE APPRECIATION FOR
                               NUMBER OF SECURITIES    GRANTED TO     EXERCISE                    OPTION TERM (2)
                                UNDERLYING OPTIONS    EMPLOYEES IN   PRICE PER  EXPIRATION     ----------------------
            NAME                   GRANTED (1)         FISCAL YEAR     SHARE       DATE          5%            10%
------------------------------------------------------------------------------------------------------------------------------------

Dr. George N. Hatsopoulos          50,000 (TMO)        3.60%          $33.50     3/28/09     $1,333,000     $3,582,000
                                   50,000 (TMO)        3.60%          $34.90     6/27/09     $1,389,000     $3,731,500
                                   50,000 (TMO)        3.60%          $39.23     9/26/09     $1,561,000     $4,194,500
                                   50,000 (TMO)        3.60%          $43.46      1/2/10     $1,729,500     $4,647,000
                                   10,000 (MKA)        3.50%          $15.00     5/23/09       $119,400       $320,800
                                   20,000 (TDX)        3.70%          $11.99     5/23/09       $190,800       $512,800
------------------------------------------------------------------------------------------------------------------------------------


John N. Hatsopoulos                50,000 (TMO)        3.60%          $33.50     3/28/09     $1,333,000     $3,582,000
                                    6,000 (TMO)        0.40%          $34.20      6/3/00        $32,340        $67,920
                                   50,000 (TMO)        3.60%          $34.90     6/27/09     $1,389,000     $3,731,500
                                   50,000 (TMO)        3.60%          $39.23     9/26/09     $1,561,000     $4,194,500
                                   50,000 (TMO)        3.60%          $43.46      1/2/10     $1,729,500     $4,647,000
                                   10,000 (MKA)        3.50%          $15.00     5/23/09       $119,400       $320,800
                                  240,000 (RGI)        3.10%           $0.65     2/12/04        $62,400       $148,800
                                   20,000 (TDX)        3.70%          $11.99     5/23/09       $190,800       $512,800
                                   10,000 (TISI)       3.20%           $9.00     6/10/09        $71,600       $192,500
                                   15,000 (VIZ)        5.20%           $7.50      2/5/04        $45,750       $106,800
                                   20,000 (TRCC)       5.00%           $4.00      0/1/09        $63,600       $171,000
------------------------------------------------------------------------------------------------------------------------------------


Arvin H. Smith                      6,000 (TMO)        0.40%          $34.20      6/3/00        $32,340        $67,920
                                   10,000 (MKA)        3.50%          $15.00     5/23/09       $119,400       $320,800
                                   15,000 (VIZ)        5.20%           $7.50      2/5/04        $45,750       $106,800
------------------------------------------------------------------------------------------------------------------------------------


William A. Rainville                3,400 (TMO)        0.20%          $34.20      6/3/00        $18,326        $38,488
                                  140,000 (TFT)       16.10%          $11.28     3/19/09     $1,257,200     $3,376,800
                                  100,000 (TFT)       11.50%          $11.45     9/23/09       $911,000     $2,449,000
------------------------------------------------------------------------------------------------------------------------------------


John W. Wood Jr.                    2,800 (TMO)        0.20%          $34.20      6/3/00        $15,092        $31,696
                                    5,200 (TMD)        1.60%          $19.03     3/20/00        $15,600        $32,760
                                   20,000 (TDX)        3.70%          $11.99     5/23/09       $190,800       $512,800
                                   20,000 (TCA)        2.40%          $27.60     6/17/09       $439,400     $1,180,400
                                      400 (TSR)        0.20%           $9.80     3/19/00           $616         $1,296
                                    2,100 (TVL)        0.90%          $10.28     3/13/00         $3,402         $7,140
------------------------------------------------------------------------------------------------------------------------------------


(1) All of the options reported are immediately exercisable as of the end of the fiscal year, except options to purchase shares of the common stock of Thermo Information Solutions Inc., ThermoLyte Corporation and Trex Communications Corporation, which are not exercisable until the earlier of
     (i) 90 days after the effective date of the registration of that company's common stock under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") and (ii) nine years after the grant date. In all cases, the shares acquired upon exercise are subject to repurchase by the granting corporation at the exercise price if the optionee ceases to be employed by the granting corporation or another Thermo Electron company. The granting corporation may exercise its repurchase rights within six months after the termination of the optionee's employment. For publicly traded companies, the repurchase rights lapse ratably over a five- to ten-year period, depending on the option term, which may vary from seven to twelve years, provided that the optionee continues to be employed by the granting corporation or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights generally lapse in their entirety on the ninth anniversary of the grant date. Certain options have three-year terms and the repurchase rights lapse in their entirety on the second anniversary of the grant date. The granting corporation may permit the holders of options to exercise options and to satisfy tax withholding obligations by surrendering shares equal in fair market value to the exercise price or withholding obligation.

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock of the granting corporation, the optionee's continued employment through the option period and the date on which the options are exercised.

STOCK OPTIONS EXERCISED DURING FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

     The following table reports certain information regarding stock option exercises during fiscal 1997 and outstanding stock options held at the end of fiscal 1997 by the Corporation's chief executive officer and the other named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal 1997.



                         AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL 1997 YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------


                                                                            NUMBER OF
                                                       SHARES              OPTIONS AT FISCAL     VALUE OF

                                                      ACQUIRED    VALUE    YEAR-END            UNEXERCISED

                                                         ON     REALIZED  (EXERCISABLE/        IN-THE-MONEY

          NAME                COMPANY                 EXERCISE     (1)    UNEXERCISABLE) (2)     OPTIONS

------------------------------------------------------------------------------------------------------------------------------------

Dr. George N. Hatsopoulos Thermo Electron                --        --     1,699,500 /0          $39,255,936 /--
                          Metrika Systems                --        --        10,000 /0               $3,750 /--
                          Thermedics                     --        --        50,000 /0              $26,650 /--
                          Thermedics Detection           --        --        20,000 /0                   $0 /--
                          Thermo BioAnalysis             --        --        15,000 /0             $142,500 /--
                          Thermo Ecotek                  --        --        15,000 /0             $189,375 /--
                          Thermo Fibergen                --        --        20,000 /0                   $0 /--
                          Thermo Fibertek                --        --       157,910 /0           $1,309,127 /--
                          Thermo Instrument Systems      --        --       117,187 /0           $2,421,083 /--
                          ThermoLase                     --        --        28,800 /0             $268,214 /--
                          ThermoLyte                     --        --             0 /15,000              -- /$0  (3)
                          Thermo Optek                   --        --        90,000 /0             $430,200 /--
                          Thermo Power                   --        --        40,000 /0                   $0 /--
                          ThermoQuest                    --        --        90,000 /0             $450,000 /--
                          Thermo Remediation             --        --         7,500 /0                   $0 /--
                          Thermo Sentron                 --        --        15,000 /0                   $0 /--
                          ThermoSpectra                  --        --        20,000 /0               $1,260 /--
                          Thermo TerraTech               --        --        40,000 /0                   $0 /--
                          ThermoTrex                     --        --        36,600 /0             $348,930 /--
                          Trex Medical                   --        --        40,000 /0             $125,000 /--
------------------------------------------------------------------------------------------------------------------------------------


John N. Hatsopoulos       Thermo Electron                20,250  $512,259   615,435 /0 (4)       $9,004,739 /--
                          Metrika Systems                --        --        10,000 /0               $3,750 /--
                          The Randers Group              --        --       240,000 /0                   $0 /--
                          Thermedics                     --        --        50,000 /0              $26,650 /--
                          Thermedics Detection           --        --        20,000 /0                   $0 /--
                          Thermo BioAnalysis             --        --        15,000 /0             $142,500 /--
                          Thermo Ecotek                  --        --        13,257 /0             $167,370 /--
                          Thermo Fibertek                39,600  $329,195    57,600 /0             $415,829 /--
                          Thermo Information
                           Solutions                     --        --             0 /10,000              -- /$0  (3)
                          Thermo Instrument Systems      11,718  $182,332    82,031 /0           $1,694,760 /--
                          ThermoLase                     14,400  $192,600    39,400 /0             $134,107 /--
                          ThermoLyte                     --        --             0 /15,000              -- /$0  (3)
                          Thermo Optek                   --        --        90,000 /0             $430,200 /--
                          Thermo Power                   --        --        40,000 /0                   $0 /--
                          ThermoQuest                    --        --        90,000 /0             $450,000 /--
                          Thermo Remediation             --        --        22,500 /0                   $0 /--
                          Thermo Sentron                 --        --        15,000 /0                   $0 /--
                          ThermoSpectra                  --        --        20,000 /0               $1,260 /--
                          Thermo TerraTech               --        --        40,000 /0                   $0 /--
                          ThermoTrex                     --        --        21,000 /0             $158,550 /--
                          Thermo Vision                  --        --        15,000 /0               $8,445 /--
                          Thermo Voltek                 7,498   $59,647           0 /0                   -- /--
                          Trex Communications            --        --             0 /20,000              -- /$0  (3)
                          Trex Medical                   --        --        40,000 /0             $125,000 /--
------------------------------------------------------------------------------------------------------------------------------------




                         Aggregated Option Exercises in Fiscal 1997 and Fiscal 1997 Year-End Option Values


------------------------------------------------------------------------------------------------------------------------------------


                                                                             Number of
                                                       Shares            Options at Fiscal       Value of

                                                      Acquired    Value     Year-End            Unexercised

                                                         on     Realized  (Exercisable/        In-the-Money

          Name                Company                 Exercise     (1)    Unexercisable) (2)     Options

------------------------------------------------------------------------------------------------------------------------------------

Arvin H. Smith            Thermo Electron               --        --       228,411 /0           $6,103,197 /--
                          Metrika Systems               --        --        10,000 /0               $3,750 /--
                          Thermedics                    --        --        82,500 /0             $636,173 /--
                          Thermo BioAnalysis            --        --        20,000 /0             $190,000 /--
                          Thermo Cardiosystems          --        --        30,000 /0             $586,350 /--
                          Thermo Ecotek              6,000   $62,250             0 /0                   -- /--
                          Thermo Fibergen               --        --        10,000 /0                   $0 /--
                          Thermo Fibertek               --        --        90,000 /0             $826,920 /--
                          Thermo Instrument Systems     --        --       292,968 /0           $6,052,719 /--
                          ThermoLase                    --        --        10,000 /0                   $0 /--
                          ThermoLyte                    --        --             0 /6,000               -- /$0  (3)
                          Thermo Optek                  --        --        90,000 /0             $430,200 /--
                          ThermoQuest                   --        --        90,000 /0             $450,000 /--
                          Thermo Remediation            --        --         2,400 /0                   $0 /--
                          Thermo Sentron                --        --         7,000 /0                   $0 /--
                          ThermoSpectra                 --        --        20,000 /0               $1,260 /--
                          Thermo TerraTech              --        --        35,000 /0               $7,875 /--
                          ThermoTrex                    --        --         2,700 /0              $50,085 /--
                          Thermo Vision                 --        --        15,000 /0               $8,445 /--
                          Trex Medical                  --        --        20,000 /0              $62,500 /--
------------------------------------------------------------------------------------------------------------------------------------


William A. Rainville      Thermo Electron              23,624  $644,794    185,424 /0 (4)       $4,389,661 /--
                          Thermo BioAnalysis            --        --         6,000 /0              $57,000 /--
                          Thermo Ecotek                 6,000   $62,250          0 /0                   -- /--
                          Thermo Fibergen               --        --        40,000 /0 (5)               $0 /--
                          Thermo Fibertek               --        --        35,000 /0           $4,465,480 /--
                          ThermoLase                    --        --        10,000 /0                   $0 /--
                          ThermoLyte                    --        --             0 /6,000               -- /$0  (3)
                          Thermo Optek                  --        --        15,000 /0              $71,700 /--
                          ThermoQuest                   --        --        15,000 /0              $75,000 /--
                          Thermo Remediation            --        --        22,500 /0                   $0 /--
                          Thermo Sentron                --        --         7,000 /0                   $0 /--
                          ThermoSpectra                 --        --        10,000 /0                 $630 /--
                          Thermo TerraTech              --        --        60,000 /0                   $0 /--
                          ThermoTrex                    --        --         2,700 /0              $50,085 /--
                          Trex Medical                  --        --        20,000 /0              $62,500 /--
------------------------------------------------------------------------------------------------------------------------------------



                         Aggregated Option Exercises in Fiscal 1997 and Fiscal 1997 Year-End Option Values


------------------------------------------------------------------------------------------------------------------------------------


                                                                               Number of
                                                       Shares              Options at Fiscal       Value of
                                                      Acquired    Value        Year-End           Unexercised
                                                         on     Realized    (Exercisable/        In-the-Money
          Name                Company                 Exercise     (1)     Unexercisable) (2)      Options
------------------------------------------------------------------------------------------------------------------------------------


John W. Wood Jr.          Thermo Electron               --        --          230,458 /0 (4)       $4,228,068 /--
                          Thermedics                    --        --          130,700 /0             $362,415 /--
                          Thermedics Detection          --        --           43,333 /0             $167,718 /--
                          Thermo BioAnalysis            --        --            6,000 /0              $57,000 /--
                          Thermo Cardiosystems          --        --           53,450 /0             $686,914 /--
                          Thermo Fibergen               --        --           10,000 /0                   $0 /--
                          Thermo Fibertek               --        --            9,000 /0              $82,692 /--
                          ThermoLase                    --        --           10,000 /0                   $0 /--
                          ThermoLyte                    --        --                0 /6,000               -- /$0  (3)
                          Thermo Optek                  --        --           15,000 /0              $71,700 /--
                          Thermo Quest                  --        --           15,000 /0              $75,000 /--
                          Thermo Sentron                --        --           30,400 /0                   $0 /--
                          ThermoSpectra                 --        --            3,000 /0                 $189 /--
                          ThermoTrex                   900   $17,652                0 /0                   -- /--
                          Thermo Voltek                 --        --           80,550 /0                   $0 /--
                          Trex Medical                  --        --           20,000 /0              $62,500 /--
------------------------------------------------------------------------------------------------------------------------------------




(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) All of the options reported outstanding at the end of the fiscal year were immediately exercisable as of fiscal year-end, except options to purchase the common stock of Thermo Information Solutions Inc., ThermoLyte Corporation and Trex Communications Corporation, which are not exercisable until the earlier of (i) 90 days after the effective date of the registration of the company's common stock under Section 12 of the Exchange Act and (ii) nine years after the grant date. In all cases, the shares acquired upon exercise of the options are subject to repurchase by the granting corporation at the exercise price if the optionee ceases to be employed by such corporation or another Thermo Electron company. The granting corporation may exercise its repurchase rights within six months after the termination of the optionee's employment. For publicly traded companies, the repurchase rights generally lapse ratably over a five- to ten-year period, depending on the option term, which may vary from seven to twelve years, provided that the optionee continues to be employed by the granting corporation or another Thermo Electron company. For companies whose shares are not publicly traded, the repurchase rights lapse in their entirety on the ninth anniversary of the grant date. Certain options have three-year terms and the repurchase rights lapse in their entirety on the second anniversary of the grant date.

(3) No public market for the shares underlying these options existed at fiscal year-end. Accordingly, no value in excess of exercise price has been attributed to these options.

(4) Options to purchase 135,000, 90,000 and 90,000 shares of the Common Stock granted to Messrs. J. Hatsopoulos, Rainville and Wood, respectively, are subject to the same terms as described in footnote (2), except that the repurchase rights of the granting corporation generally do not lapse until the tenth anniversary of the grant date. In the event of the employee's death or involuntary termination prior to the tenth anniversary of the grant date, the repurchase rights of the granting corporation shall be deemed to have lapsed ratably over a five-year period commencing with the fifth anniversary of the grant date.

(5) Options to purchase 20,000 shares of the common stock of Thermo Fibergen Inc. granted to Mr. Rainville are subject to the same terms as described in footnote (2), except that the repurchase rights are deemed to lapse 20% per year commencing on the sixth anniversary of the grant date.

DEFINED BENEFIT RETIREMENT PLAN

     Thermo Web Systems Inc., a wholly owned subsidiary of Thermo Fibertek Inc., maintains a defined benefit retirement plan (the "Retirement Plan") for eligible U.S. employees. Mr. Rainville is the chief executive officer of Thermo Fibertek Inc. and the only executive officer of the Corporation who participates in the Retirement Plan. The following table sets forth the estimated annual benefits payable under the Retirement Plan upon retirement to employees of the subsidiary in specified compensation and years-of-service classifications. The estimated benefits at certain compensation levels reflect the statutory limits on compensation that can be recognized for plan purposes. This limit is currently $160,000 per year.

                                                 Years of Service
                                -------------------------------------------------------
Annual Compensation                15          20          25          30          35
----------------------------------------------------------------------------------------
         $100,000               $25,250     $35,000     $43,750     $48,125     $48,125
         $125,000               $32,813     $43,750     $54,688     $60,156     $60,156
         $150,000               $39,375     $52,500     $65,625     $72,188     $72,188
         $160,000               $42,000     $56,000     $70,000     $84,000     $84,000


     Each eligible employee receives a monthly retirement benefit, beginning at normal retirement age (65), based on a percentage (1.75%) of the average monthly compensation of such employee before retirement, multiplied by his years of service (up to a maximum of 30 years). Full credit is given for the first 25 years of service, and half credit is given for years over 25 and less than 30. Benefits are reduced for retirement before normal retirement age. Average monthly compensation is generally defined as average monthly base salary over the five years of highest compensation in the ten-year period preceding retirement. For 1997, the annual compensation of Mr. Rainville recognized for plan purposes was $160,000. The estimated credited years of service recognized under the Retirement Plan for Mr. Rainville is 30, assuming retirement at age
65. No benefits under the Retirement Plan vest for an employee until after five years of participation, at which time they become fully vested. The benefits shown in the above table are subject to reduction for Social Security benefits. The plan benefits shown are payable during the employee's lifetime unless the employee elects another form of benefit that provides death benefit protection.


SEVERANCE AGREEMENTS

     The executive officers and certain key employees of the Corporation have entered into contracts with the Corporation that provide severance benefits if there is a change of control of the Corporation that is not approved by the board of directors and their employment is terminated, for whatever reason, within one year thereafter. For purposes of these agreements a change of control exists upon (i) the acquisition of 50% or more of the outstanding Common Stock by any person without the prior approval of the board of directors, (ii) the failure of the board of directors, within two years after any contested election of directors or tender or exchange offer not approved by the board of directors, to be constituted of a majority of directors holding office prior to such event or (iii) any other event that the board of directors determines constitutes an effective change of control of Thermo Electron.

     In 1983, the Corporation entered into severance agreements with all of the named executive officers, except Mr. Rainville and Mr. Wood. For these severance agreements, the benefit is stated as an initial percentage which was established by the board of directors and was generally based upon the employee's age and length of service with the Corporation. Benefits are to be paid over a five-year period. The benefit to be paid in the first year is determined by applying this percentage to the employee's highest annual total cash remuneration in any 12-month period during the preceding three years. This benefit is reduced 10% in each of the succeeding four years in which benefits are paid. The initial percentage to be so applied to Dr. G. Hatsopoulos, Mr. J. Hatsopoulos and Mr. Smith is 98.1%, 76.1% and 59.1%, respectively. Assuming that severance benefits would have been payable under such agreements as of March 1, 1998, the payments thereunder for the first year thereof to Dr. G. Hatsopoulos, Mr. J. Hatsopoulos and Mr. Smith would have been approximately $1,167,390, $761,000, and $345,735, respectively.

Payments under these agreements are not subject to the so-called
"excess parachute payment" provisions under applicable provisions of the Internal Revenue Code of 1986, as amended.

     During 1988, Mr. Rainville and Mr. Wood each entered into a severance agreement with the Corporation pursuant to which he will receive a lump sum benefit at the time of a qualifying severance equal to the highest total cash compensation paid to him in any twelve-month period during the three years preceding the severance event. A qualifying severance exists if (i) the officer's employment is terminated for any reason within one year after a change in control of the Corporation or (ii) a group of directors of the Corporation consisting of directors of the Corporation on the date of the severance agreement or, if an election contest or tender or exchange offer for the Corporation's Common Stock has occurred, the directors of the Corporation immediately prior to such election contest or tender or exchange offer, and any future directors who are nominated or elected by such directors, determines that any other termination of the officer's employment should be treated as a qualifying severance. The benefits under this agreement are limited in such a manner that the payments will not constitute "excess parachute payments" under applicable provisions of the Internal Revenue Code of 1986, as amended.
Assuming that severance benefits would have been payable as of March 1, 1998, the payment under such agreement to Mr. Rainville and Mr. Wood would have been approximately $420,000 and $382,000, respectively.


                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION


EXECUTIVE COMPENSATION

     All decisions on compensation for the Corporation's executive officers are made by the human resources committee of the board of directors (the "Committee"). The executive compensation program presently consists of annual base salary ("salary"), short-term incentives in the form of annual cash bonuses, and long-term incentives in the form of stock options (collectively referred to as "total compensation").

     The Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Corporation, and the contributions of each executive to that success. In addition, the Committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect the performance of the Corporation and the contributions of each executive.


ESTABLISHING COMPETITIVENESS

     External competitiveness is an important element of the Committee's compensation policy. The competitiveness of the Corporation's total compensation for its executives is assessed by comparing it to market data provided by compensation consultants and by participating in annual executive compensation surveys, primarily "Project 777," an executive compensation survey prepared by Management Compensation Services, a division of Hewitt Associates. The majority of firms represented in the Project 777 survey are included in the Standard & Poor's 500 Index but do not necessarily correspond to the companies included in the Corporation's peer group.

     Principles of internal equity are also central to the Committee's compensation policies. Total compensation considered for the Corporation's officers, whether cash or stock-based incentives, is also evaluated by comparing it to total compensation of other executives within the Thermo Electron organization with comparable levels of responsibility for comparably sized business units. The process for determining each of these elements for the named executive officers is outlined below. For its review of the compensation of other officers of the Corporation, the Committee follows a substantially similar process.


     BASE SALARY

     Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size and complexity as the Corporation. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographic or regional market data, industry trends or internal fairness within the Corporation. It is the Committee's intention that over time the base salaries for the chief executive officer and the other named executive officers will approximate the mid-point of competitive data. The salary increases in calendar 1997 for the chief executive officer and other named executive officers generally reflect this practice of gradual increases and moderation.


     CASH BONUS

     The Committee establishes a median potential bonus for each executive (other than the chief executive officer) by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries. Specifically, the median potential bonus plus the salary of an executive officer is approximately equal to the mid-point of competitive total cash compensation for a similar position and level of responsibility in businesses having comparable sales and complexity to the Corporation. The actual bonus awarded to an executive officer may range from zero to three times the median potential bonus. The value within the range (the bonus multiplier) is determined at the end of each year by the Committee in its discretion. The Committee exercises its discretion by evaluating each executive's performance using a methodology applied throughout the Corporation. The methodology incorporates measures of operating returns which are designed to measure profitability and contributions to shareholder value, and are measures of corporate and divisional performance that are evaluated by using graphs developed by the Corporation. These graphs are intended to reward performance that is perceived as above average and to penalize performance that is perceived as below average. The measures of operating returns used in the Committee's determinations in fiscal 1997 measured return on net assets, growth in income and return on sales, and the Committee's determinations also included a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for the Stockholders. These measures of achievements are not financial targets that are met, not met or exceeded. The relative weighting of these operating measures and subjective evaluation varies depending on the executive's role and responsibilities within the organization.

     The bonuses for named executive officers approved by the Committee with respect to fiscal 1997 performance in each instance exceeded the median potential bonus.


     STOCK OPTION PROGRAM

     The primary goal of the Corporation is to excel in the creation of long-term value for the Stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase shares of common stock of the Corporation and its majority-owned subsidiaries.

     The Committee and management believe that awards of stock options to purchase shares of both the Corporation and other companies within the Thermo Electron group of companies accomplish many objectives. The grant of options to key employees encourages equity ownership in the Corporation, closely aligns management's interests to the interests of all the Stockholders, and results in management's compensation being closely linked to stock performance. In addition, because the options vest over periods of varying durations and are subject to forfeiture if the employee leaves the Corporation prematurely, stock options are an incentive for key employees to remain with the Corporation long-term. The Committee believes that stock option awards in the Corporation and its majority-owned subsidiaries are also an important tool in providing incentives for performance within the entire organization.

     In determining awards, the Committee considers for each officer the annual value of all options to purchase shares of the Corporation and other companies within the Thermo Electron organization that vest in the next year and compares the individual's total compensation using this value to competitive data. The Committee uses a modified Black-Scholes option pricing model to determine the value of an option award. In addition, the Committee considers the aggregate amount of net awards to purchase shares of Common Stock granted to all employees over the last five years to monitor the number of aggregate awards to all employees. In reviewing the aggregate number of awards, the Committee considers such factors as the size of the company, its stage of development, and its growth strategy, as well as the aggregate awards and option practices of comparably situated companies.

      The Committee periodically awards stock options based on its assessment of the total compensation of each executive, the actual and anticipated contributions of each executive (which includes a subjective assessment by the Committee of the value of the executive's future potential within the organization), as well as the value of previously awarded options as described above.

STOCK OWNERSHIP AND RETENTION POLICIES

     The Corporation's compensation program is also designed to encourage executives to own shares of the Corporation's Common Stock. The Committee believes that encouraging executives to retain stock acquired through its stock option program provides additional incentive for executive officers to follow strategies designed to maximize long-term value to Stockholders.

     There are several elements to the Corporation's stock retention program. For example, the Committee annually awards stock options based upon an executive's ownership of the Corporation's Common Stock over the prior year. These option awards are independent of the award of stock options as an incentive for management performance. In addition, the Committee has approved several forms of stock option awards that contain different vesting provisions and restrictions upon resale, which are intended to encourage executives to follow an exercise and hold strategy.

     The Committee also established a stock holding policy for executive officers of the Corporation in 1996 that required executive officers to own a multiple of their compensation in shares of the Corporation's Common Stock. For the chief executive officer, the multiple was one times his base salary and reference bonus for the calendar year. For all other officers, the multiple was one times the officer's base salary. The Committee deemed it appropriate to permit officers to achieve these ownership levels over a three-year period. The policy was amended in 1998 to apply only to the chief executive officer.

     In order to assist officers in complying with the policy, the Committee also adopted in 1996 a stock holding assistance plan under which the Corporation was authorized to make interest-free loans to officers to enable them to purchase shares of the Common Stock in the open market. The loans are required to be repaid upon the earlier of demand or the fifth anniversary of the date of the loan, unless otherwise authorized by the Committee. This plan was amended in 1998 to apply only to the chief executive officer. No such loans are currently outstanding under this plan.

     The Committee also has confirmed its policy requiring executive officers of the Corporation to hold shares of the Common Stock acquired upon the exercise of stock options granted by the Corporation. Under this policy, executive officers are required to hold one-half of their net option exercises over a period of five years. The net option exercise is determined by calculating the number of shares acquired upon exercise of a stock option, after deducting the number of shares that could have been traded to exercise the option and the number of shares that could have been surrendered to satisfy tax withholding obligations attributable to the exercise of the options.

     Similar stock holding policies and stock holding assistance plans have been adopted by each of the Corporation's publicly traded, majority-owned subsidiaries. Certain executive officers of the Corporation who are chief executive officers of these subsidiaries are required to comply with these stock holding policies. See "Relationship with Affiliates - Stock Holding Assistance Plans."


POLICY ON DEDUCTIBILITY OF COMPENSATION

     The Committee has also considered the application of Section 162(m) of the Internal Revenue Code to the Corporation's compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation that is paid to senior executives in excess of $1 million, unless the compensation qualified as "performance-based" or is otherwise exempt from
Section 162(m).

     The cash compensation of each of the chief executive officer and the president exceeded $1 million in 1997; none of the other named executive officers received compensation in excess of $1 million in 1997. The Committee does not believe that the amount by which the chief executive officer's compensation or the president's compensation exceeded $1 million was significant. The Committee does not currently expect the cash compensation of any of the named executive officers other than the chief executive officer and the president to exceed the $1 million threshold in 1998. Furthermore, although the Corporation generally claims a tax deduction when an executive exercises a stock option, it is believed that the Corporation's stock incentive plans qualify as "performance-based." Therefore, it does not appear that the Section 162(m) limitation will have a significant impact on the Corporation in the near-term. The Committee believes that the Corporation's incentive compensation program, as presently structured, continues to serve the best interests of the Corporation and its Stockholders. The Committee will continue to monitor the effect of Section 162(m) on the Corporation.


1997 CEO COMPENSATION

     The Committee determines the total cash compensation for Dr. George N. Hatsopoulos, the Corporation's chief executive officer and founder, using a methodology intended to link performance based on the 10-year total return to stockholders to compensation for chief executive officers of companies of comparable size and performance to the Corporation. The determinations of the Committee as to cash compensation for the chief executive officer are subject to review by the entire board of directors. In 1997, the board of directors concurred in the decisions of the Committee.

     In determining the appropriate level of total cash compensation for the chief executive officer, the Committee uses a matrix developed by a compensation consultant that compares the compensation of chief executive officers of competitive firms within the Corporation's peer group to the size of the organization as determined by level of revenues, and its performance based on total return to stockholders over a 10-year period. In so doing, the Committee establishes a "performance adjusted competitive norm" for total cash compensation that predicts what a comparably sized firm with performance approximate to that of the Corporation would pay its chief executive officer.

     The Committee has determined that it will not pay total cash compensation to the Corporation's chief executive officer in excess of the performance adjusted competitive norm predicted by the methodology described above. To determine total cash compensation for the chief executive officer within these parameters, the Committee first determines the base salary to be paid the chief executive officer using the same principles used in setting base salaries for the named executive officers and officers of the Corporation (described above under the heading "Base Salary"). The increase in base salary for the chief executive officer approved in 1997 by the Committee reflected its policy of gradual adjustment to reflect average competitive salaries. The Committee then subtracts the base salary approved for the chief executive officer from the applicable maximum total cash compensation derived by the methodology described above to arrive at a maximum potential annual cash bonus.

     Within the maximum, the Committee uses its discretion to establish the total cash compensation of the chief executive officer, taking into account the total cash compensation of other executives in the Corporation and the Corporation's 10-year total return to Stockholders. The Committee believes that the Corporation's performance is reflected in its 10-year return, as highlighted in the 10-year Performance Graph appearing on page 35 of this proxy statement, which compares the Corporation's stock performance over this period to the stock performance of the Standard & Poor's 500 Index and its peer performance group. For the 10-year period ending January 3, 1998, the Corporation achieved a ten-year compounded rate of return to Stockholders of 25.9 percent per year, well in excess of the 14.4 percent per year return achieved by the Standard & Poor's 500 Index. Considering Dr. Hatsopoulos' leadership and dedication in enhancing Stockholder value over the last ten years, as demonstrated in the returns reported, the Committee awarded Dr. Hatsopoulos the cash bonus reported in the Summary Compensation Table.

     For the past ten years, it has been the Committee's policy to award to Dr. Hatsopoulos options to purchase shares of the Corporation's Common Stock from time to time in amounts such that his ownership of the Corporation approaches five percent of the outstanding Common Stock. Such awards are usually made at times the Corporation achieves a ten-year rate of return to stockholders in excess of the returns achieved by the Standard & Poor's 500 Index and its peer performance group. In September 1996, the Committee approved a program to grant to Dr. Hatsopoulos options to purchase a total of 500,000 shares of the Common Stock in installments of 50,000 shares each as of the end of each of the next ten fiscal quarters, commencing with the fiscal quarter ended in September 1996. The exercise price for each installment award will be equal to the fair market value of the Common Stock as of the end of each such quarter, which will be the date of the grant. Prior to 1996, the last such award was made in 1993. This award was based on the ten-year compounded rate of return to Stockholders of 24 percent per year for the period 1985-1995, which exceeded the compounded rate of return of 15 percent per year for the Standard & Poor's 500 Index.

     In addition to awards of options to purchase the Corporation's Common Stock, Dr. Hatsopoulos may be granted options to purchase the common stock of majority-owned subsidiaries of the Corporation as part of the Corporation's stock option program from time to time due to his position as a director of these subsidiaries or as chief executive officer of the Corporation. The stock option awards to Dr. Hatsopoulos in fiscal 1997 with respect to the shares of Metrika Systems Corporation and Thermedics Detection Inc. were awarded under this program, using the methodology described above for all executive officers under "Stock Option Program."


                         Mr. Donald E. Noble (Chairman)
                            Dr. Elias P. Gyftopoulos
                               Mr. Frank Jungers
                              Ms. Hutham S. Olayan
                            Mr. Roger D. Wellington

                         COMPARATIVE PERFORMANCE GRAPHS


FIVE-YEAR PERFORMANCE GRAPH: 1992-1997

     The Securities and Exchange Commission requires that the Corporation include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns for the Corporation's Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Corporation. The Corporation is changing peer groups for purposes of this year's proxy statement. Due in part to the addition of the Corporation in 1996 to the companies comprising the Dow Jones diversified technology industry index, and in part to the changing mix of the Corporation's businesses, management has concluded that the Dow Jones diversified technology industry index, excluding the Corporation, is the most appropriate peer group to which to compare the Corporation's shareholder returns. The Corporation has compared its performance with the Standard & Poor's 500 Index (the "S&P 500 Index") and both the newly selected peer group ("Current Peer Group") and the discontinued peer group ("Discontinued Peer Group"). The Current Peer Group is composed of the companies that comprise the Dow Jones diversified technology industry group, excluding the Corporation: Corning Inc., Eaton Corp., Minnesota Mining and Manufacturing Co., The Perkin-Elmer Corp., Rockwell International Corp., TRW Inc., Tektronix, Inc., Texas Instruments Incorporated, United Technologies Corp. and Varian Associates, Inc. The Discontinued Peer Group is composed of the companies that comprise the following Dow Jones industry groups: diversified technology, electrical components and equipment, and industrial and commercial pollution control and waste management. The companies included in these industry groups and the Corporation's peer group are as follows: diversified technology -Corning Inc., Eaton Corp., Minnesota Mining and Manufacturing Co., The Perkin-Elmer Corp., Rockwell International Corp., TRW Inc., Tektronix, Inc., Texas Instruments Incorporated, United Technologies Corp. and Varian Associates, Inc.; electrical components and equipment - AMP Inc., Avenet Inc., Emerson Electric Co., General Signal Corp., Grainger (W.W.), Inc., Honeywell Inc., Hubbell Inc. (Class B), Molex Inc., Solectron Corporation, Thomas & Betts Corp. and York International Corp.; and industrial and commercial pollution control and waste management -Browning-Ferris Industries, Inc., Donaldson Inc., Ogden Corp., USA Waste Services Inc., Waste Management Inc. and Wheelabrator Technologies Inc. The Corporation, which was added to the Dow Jones diversified technology industry group in 1996, has been excluded from the peer group constructed from these industry groups.

               COMPARISON OF 1992-1997 CUMULATIVE TOTAL RETURN
                   AMONG THERMO ELECTRON CORPORATION (TMO),
        THE STANDARD & POOR'S 500 INDEX (S&P 500), THE CORPORATION'S
              DISCONTINUED PEER GROUP AND ITS CURRENT PEER GROUP


                             [GRAPH APPEARS HERE]



-------------------------------------------------------------------------------------------------------------------
                                     12/31/92      12/31/93      12/31/94      21/31/95      12/31/96      12/31/97
-------------------------------------------------------------------------------------------------------------------
TMO                                   100           134            143          248            269          309
-------------------------------------------------------------------------------------------------------------------
S&P 500                               100           110            112          153            193          253
-------------------------------------------------------------------------------------------------------------------
DISCONTINUED PEER GROUP               100           105            109          140            178          197
-------------------------------------------------------------------------------------------------------------------
CURRENT PEER GROUP                    100           116            120          159            214          237
-------------------------------------------------------------------------------------------------------------------

     The total return for the Corporation's Common Stock (TMO), the S&P 500 Index (S&P 500) and the Corporation's Peer Group (Peer Group) assumes the reinvestment of dividends, although dividends have not been declared on the Corporation's Common Stock. The Corporation's Common Stock is traded on the New York Stock Exchange under the ticker symbol "TMO".


TEN-YEAR PERFORMANCE GRAPH: 1987-1997

     The Corporation has also elected to compare its cumulative shareholder return to the S&P 500 Index and the Corporation's Current Peer Group and the Discontinued Peer Group for the last ten years, as of the final trading day of each fiscal year. The Corporation's human resources committee uses this information as a measure of performance in determining total cash compensation for the Corporation's chief executive officer.

               COMPARISON OF 1987-1997 CUMULATIVE TOTAL RETURN
     AMONG THERMO ELECTRON CORPORATION (TMO), THE S&P 500 INDEX (S&P 500), THE CORPORATION'S DISCONTINUED PEER GROUP AND ITS CURRENT PEER GROUP


                             [GRAPH APPEARS HERE]


------------------------------------------------------------------------------------------------------------------
                         12/87   12/88    12/89   12/90    12/91   12/92    12/93   12/94    12/95   12/96   12/97
------------------------------------------------------------------------------------------------------------------
TMO                       100     149      225     211      337     346      462     494      858     934     1069
------------------------------------------------------------------------------------------------------------------
S&P 500                   100     117      154     149      194     209      230     233      321     403     528
------------------------------------------------------------------------------------------------------------------
Discontined Peer Group    100     104      134     134      165     182      191     198      254     323     359
------------------------------------------------------------------------------------------------------------------
Current Peer Group        100     105      128     136      156     178      205     212      282     381     422
------------------------------------------------------------------------------------------------------------------

                          RELATIONSHIP WITH AFFILIATES

     Thermo Electron has adopted a strategy of selling a minority interest in subsidiary companies to outside investors as an important tool in its future development. As part of this strategy, Thermo Electron and certain of its subsidiaries have created several private and publicly-held subsidiaries. From time to time, Thermo Electron and its subsidiaries will create other majority-owned subsidiaries as part of its spinout strategy. Such majority-owned Thermo Electron subsidiaries are hereinafter referred to as the "Thermo Subsidiaries."

     Thermo Electron and each of the Thermo Subsidiaries recognize that the benefits and support that derive from their affiliation are essential elements of their individual performance. Accordingly, Thermo Electron and each of the Thermo Subsidiaries have adopted the Thermo Electron Corporate Charter (the "Charter") to define the relationships and delineate the nature of such cooperation among themselves. The purpose of the Charter is to ensure that (1) all of the companies and their stockholders are treated consistently and fairly,
(2) the scope and nature of the cooperation among the companies, and each company's responsibilities, are adequately defined, (3) each company has access to the combined resources and financial, managerial and technological strengths of the others, and (4) Thermo Electron and the Thermo Subsidiaries, in the aggregate, are able to obtain the most favorable terms from outside parties.

     To achieve these ends, the Charter identifies the general principles to be followed by the companies, addresses the role and responsibilities of the management of each company, provides for the sharing of group resources by the companies and provides for centralized administrative, banking and credit services to be performed by Thermo Electron. The services provided by Thermo Electron include collecting and managing cash generated by members, coordinating the access of Thermo Electron and the Thermo Subsidiaries (the "Thermo Group") to external financing sources, ensuring compliance with external financial covenants and internal financial policies, assisting in the formulation of long-range planning and providing other banking and credit services. Pursuant to the Charter, Thermo Electron may also provide guarantees of debt or other obligations of the Thermo Subsidiaries or may obtain external financing at the parent level for the benefit of the Thermo Subsidiaries. In certain instances, the Thermo Subsidiaries may provide credit support to, or on behalf of, the consolidated entity or may obtain financing directly from external financing sources. Under the Charter, Thermo Electron is responsible for determining that the Thermo Group remains in compliance with all covenants imposed by external financing sources, including covenants related to borrowings of Thermo Electron or other members of the Thermo Group, and for apportioning such constraints within the Thermo Group. In addition, Thermo Electron establishes certain internal policies and procedures applicable to members of the Thermo Group. The cost of the services provided by Thermo Electron to the Thermo Subsidiaries is covered under existing corporate services agreements between Thermo Electron and each of the Thermo Subsidiaries.

     The Charter presently provides that it shall continue in effect so long as Thermo Electron and at least one Thermo Subsidiary participate. The Charter may be amended at any time by agreement of the participants. Any Thermo Subsidiary can withdraw from participation in the Charter upon 30 days' prior notice. In addition, Thermo Electron may terminate a subsidiary's participation in the Charter in the event the subsidiary ceases to be controlled by Thermo Electron or ceases to comply with the Charter or the policies and procedures applicable to the Thermo Group. A withdrawal from the Charter automatically terminates the corporate services agreement and tax allocation agreement (if any) in effect between the withdrawing company and Thermo Electron. The withdrawal from participation does not terminate outstanding commitments to third parties made by the withdrawing company, or by Thermo Electron or other members of the Thermo Group, prior to the withdrawal. In addition, a withdrawing company is required to continue to comply with all policies and procedures applicable to the Thermo Group and to provide certain administrative functions mandated by Thermo Electron so long as the withdrawing company is controlled by or affiliated with Thermo Electron.

     In general, under the corporate services agreements between Thermo Electron and each of the Thermo Subsidiaries, Thermo Electron's corporate staff provides each of the Thermo Subsidiaries with certain administrative services, including certain legal advice and services, risk management, employee benefit administration, tax advice and preparation of tax returns, centralized cash management and financial and other services. For the fiscal year ended January 3, 1998, the Corporation assessed each Thermo Subsidiary an annual fee equal to 1.0% of such subsidiary's revenues for these services The annual fee has been reduced to 0.8% of the total revenues of each Thermo Subsidiary for fiscal 1998. The fee is reviewed annually and may be changed by mutual agreement of any Thermo Subsidiary and Thermo Electron. For items such as employee benefit plans, insurance coverage and other identifiable costs, Thermo Electron charges each of the Thermo Subsidiaries based on charges attributable to the respective subsidiary. Each corporate services agreement automatically renews for successive one-year terms, unless canceled by the subsidiary upon 30 days' prior notice. In addition, each corporate services agreement terminates automatically in the event the subsidiary ceases to be a member of the Thermo Group or ceases to be a participant in the Charter. In the event of a termination of a corporate services agreement, the subsidiary will be required to pay a termination fee equal to the fee that was paid by such subsidiary for services under the corporate services agreement for the nine-month period prior to termination. Following termination, Thermo Electron may provide certain administrative services on an as-requested basis by the subsidiary or as required in order to meet such subsidiary's obligations under Thermo Electron's policies and procedures. Thermo Electron will charge a subsidiary a fee equal to the market rate for comparable services if such services are provided to such subsidiary following termination.

     Pursuant to an international distributorship agreement, Thermedics Detection Inc. ("Thermedics Detection"), a subsidiary of Thermedics Inc. that is, in turn, a subsidiary of the Corporation, has appointed Arabian Business Machines Co. ("ABM") as its exclusive distributor of security instruments in certain Middle Eastern countries. ABM is a member of the Olayan Group, and Hutham S. Olayan, a director of the Corporation, is the president and a director of Olayan America Corporation, another member of the Olayan Group, which is indirectly controlled by Suliman S. Olayan, Ms. Olayan's father. During 1997, ABM purchased $480,000 of products from Thermedics Detection pursuant to this distributorship agreement.

     In April 1997, Thermo Information Solutions Inc. ("TIS"), a wholly owned subsidiary of Thermo Coleman Corporation which in turn is a majority-owned subsidiary of the Corporation, completed private placements of an aggregate of 1,212,260 shares primarily to outside investors of minority investments in its common stock. Pilot Trading Trust purchased 12,000 shares of the common stock of TIS in such private placements at a purchase price of $9.00 per share, the same price paid by unaffiliated buyers. Pilot Trading Trust is controlled by Robert A. McCabe, a director of the Corporation, and members of his family. In connection with TIS's private placement of its shares of common stock, TIS and the Corporation entered into a placement agreement with KSH Investment Group, Inc. ("KSH") to act as placement agent on behalf of TIS. KSH received a placement agent fee of approximately $655,000, representing 6% of the gross proceeds from the sale of shares of TIS common stock in the private placement. KSH is a privately held investment banking firm of which John C. Hatsopoulos is a shareholder and managing director. John C. Hatsopoulos is the son of John N. Hatsopoulos, the Corporation's president and chief financial officer. John C. Hatsopoulos received a portion of this placement agent fee equal to $42,068.

     In October 1997, ONIX Systems Inc. ("ONIX") completed private placements of 1,639,670 shares primarily to outside investors of minority investments in its common stock. Crescent International Holdings Ltd. purchased 16,666 shares, and Pilot Trading Trust purchased 7,333 shares of the common stock of ONIX in such private placements at a purchase price of $14.25 per share, the same price paid by unaffiliated buyers. Crescent International Holdings Ltd. is a wholly owned subsidiary of Crescent Holding GmbH. Crescent Holding GmbH is indirectly controlled by Suliman S. Olayan, the father of Hutham S. Olayan, a director of the Corporation. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holding Limited. Pilot Trading Trust is controlled by Robert A. McCabe, a director of the Corporation, and members of his family.

     In September 1997, Trex Communications Corporation ("TRCC"), a subsidiary of Thermo Trex Corporation which in turn is a majority-owned subsidiary of the Corporation, completed private placements of an aggregate of 1,083,000 shares primarily to outside investors of minority investments in its common stock. Crescent International Holdings Ltd. purchased 50,000 shares of common stock of TRCC in such private placements at a purchase price of $10.00 per share, the same price paid by unaffiliated buyers. Crescent International Holdings Ltd. is indirectly controlled by Suliman S. Olayan, the father of Hutham S. Olayan, a director of the Corporation. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. In connection with TRCC's private placement of its shares of common stock, TRCC and the Corporation entered into a placement agreement with Oppenheimer & Co. Inc. and KSH Investment Group, Inc. ("KSH") to act as placement agents on behalf of TRCC.
KSH received a placement agent fee of approximately $370,860, representing 6% of the gross proceeds from the sale of shares of TRCC common stock in the private placement to investors introduced to TRCC by KSH. KSH is a privately held investment banking firm of which John C. Hatsopoulos is a shareholder and managing director. John C. Hatsopoulos is the son of John N. Hatsopoulos, the Corporation's president and chief financial officer. John C. Hatsopoulos received a portion of this placement agent fee equal to $13,347.

     In December 1997 and March 1998, Thermo Trilogy Corporation ("TRIL") Inc., a subsidiary of Thermo Ecotek Corporation which in turn is a majority-owned subsidiary of the Corporation, completed private placements of an aggregate of 1,942,821 shares primarily to outsider investors of minority investments in its common stock. Roger D. Wellington, a director of the Corporation, Crescent International Holdings Ltd. and Pilot Trading Trust purchased 8,000, 60,000 and 18,000 shares of common stock of TRIL in such private placements, respectively, at a purchase price of $8.25 per share, the same price paid by unaffiliated buyers. Crescent International Holdings Ltd. is indirectly controlled by Suliman S. Olayan, the father of Hutham S. Olayan, a director of the Corporation. Ms. Olayan disclaims beneficial ownership of the shares owned by Crescent International Holdings Ltd. Pilot Trading Trust is controlled by Robert A. McCabe, a director of the Corporation, and members of his family. In connection with TRIL's private placement of its shares of common stock in March 1998, TRIL and the Corporation entered into a placement agreement with KSH to act as placement agent on behalf of TRIL. KSH received a placement agent fee of approximately $387,050, representing 6% of the gross proceeds from the sale of shares of TRIL common stock in the March 1998 private placement to investors introduced to TRIL by KSH. KSH is a privately held investment banking firm of which John C. Hatsopoulos is a shareholder and managing director. John C. Hatsopoulos is the son of John N. Hatsopoulos, the Corporation's president and chief financial officer. John C. Hatsopoulos received a portion of this placement agent fee equal to $16,750.

STOCK HOLDING ASSISTANCE PLANS

     In 1996, the Corporation adopted a stock holding policy that requires its executive officers to acquire and hold a minimum number of shares of Common Stock. In order to assist the executive officers in complying with the policy, the Corporation also adopted a stock holding assistance plan under which it may make interest-free loans to certain key employees, including its executive officers, to enable such employees to purchase the Common Stock in the open market. This policy and plan were amended in 1998 to apply only to the chief executive officer of the Corporation in the future. No such loans are currently outstanding under this plan.

     Each of the Corporation's publicly traded, majority-owned subsidiaries have adopted similar stock holding policies and stock holding assistance plans, which are applicable, beginning in 1998, only to their chief executive officers. Certain executive officers of the Corporation are the chief executive officers of these subsidiaries and are required to comply with the subsidiary's stock holding policies. Mr. Arvin H. Smith, an executive vice president of the
Corporation, is also the chairman of Thermo Instrument Systems Inc.   Mr.
William A. Rainville, a senior vice president of the Corporation, is also the
chief executive officer of Thermo Fibertek Inc.   Mr. John W. Wood, Jr., a
senior vice president of the Corporation, is also the chairman of Thermedics Inc. and the chairman and chief executive officer of Thermo Voltek Corp. In 1996, Mr. Rainville received a loan in the principal amount of $118,104 under the Thermo Fibertek Inc. stock holding assistance plan to purchase 10,000 shares of the common stock of Thermo Fibertek Inc. of which amount $94,483.20 was outstanding as of April 23, 1998 Mr. Rainville's loan is payable on the earlier of demand or the fifth anniversary of the date of the loan, unless otherwise authorized by the human resources committee of the board of directors of Thermo Fibertek Inc. As of April 23, 1998, $94,483.20 remained outstanding under the loan. None of the other named executive officers have loans currently outstanding under any subsidiary stock holding assistance plan.


                                 - PROPOSAL 2 -

 PROPOSAL TO INCREASE BY 750,000 THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
             FOR ISSUANCE UNDER THE EMPLOYEES' STOCK PURCHASE PLAN

     The Board of Directors has recommended that the Stockholders approve an amendment to the Corporation's employees' stock purchase plan (the "Stock Purchase Plan") that would increase the number of shares available for issuance under the employees' stock purchase plan. The material features of the Stock Purchase Plan are described below. If the plan amendment is not approved by the Stockholders at this meeting, the Stock Purchase Plan will be discontinued upon the exhaustion of the shares currently reserved for issuance under the plan.
The Board of Directors believes that the Stock Purchase Plan is an important incentive in attracting and retaining key personnel, in motivating individuals to contribute significantly to the Corporation's future growth and success, and in aligning the long-term interest of these individuals with those of the Corporation's Stockholders. For these reasons, the Board of Directors has acted to increase the number of shares available for issuance under the plan and is recommending the increase to the Stockholders for approval. The following is a summary of the terms of the Stock Purchase Plan.


SUMMARY OF THE STOCK PURCHASE PLAN


     PARTICIPATION; ADMINISTRATION

     All full-time employees and part-time employees working at least 20 hours per week and who have been employed for at least six months by the Corporation are eligible to participate in the Stock Purchase Plan, unless they own more than 5% of the Common Stock of the Corporation. Options to purchase shares of the Common Stock of the Corporation may be granted from time to time at the discretion of the Board of Directors, which also determines the date upon which such options are exercisable. At the present time, only employees based in the United States are eligible to participate in the Stock Purchase Plan. The number of employees potentially eligible to participate in the Stock Purchase Plan is approximately 22,400 persons.

     CONTRIBUTIONS

     A participating employee may purchase stock only through payroll deductions, which may not exceed 10% of the employees' gross salary or wages during the year. Employees are allowed to decrease, but not increase the percentage of wages contributed once during the plan year. An employee may suspend his or her contributions, but then is not permitted to contribute again for the remainder of the plan year.


     TERMS OF OPTIONS

     The exercise price is fixed on the grant date at the start of the plan year and is 95% of the fair market value of such stock on such date. On the exercise date, participants may elect to use their accumulated payroll deductions to purchase shares at the exercise price. Participants must agree not to resell the shares so purchased for a period of six months following the exercise date. The options are nontransferable, and except in the case of death of the employee, may not be exercised if the employee is not still employed by the Corporation at the exercise date. If an employee dies, his or her beneficiary may withdraw the accumulated payroll deduction or use such deductions to purchase shares on the exercise date. A participant may elect to discontinue participation at any time prior to the exercise date and to have his or her accumulated payroll deduction refunded together with interest on such amount as fixed by the Board of Directors from time to time.


     SHARES SUBJECT TO THE STOCK PURCHASE PLAN

     The number of shares that are currently available for issuance under the Stock Purchase Plan is 228,569 shares of the Corporation's Common Stock, subject to adjustment for stock splits and similar events. The proceeds received by the Corporation from the exercise of options granted under the Stock Purchase Plan will be used for the general purpose of the Corporation. Shares issued under the Stock Purchase Plan may be authorized but unissued or shares reacquired by the Corporation and held in its treasury.


     AMENDMENT AND TERMINATION

     The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors. The Board of Directors may at any time or times amend or review the Stock Purchase Plan for any purpose which may be permitted by law, or may at any time terminate the Stock Purchase Plan, provided that no amendment that is not approved by the Stockholders shall be effective if it would cause the Stock Purchase Plan to fail to satisfy the requirements of Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended. No amendment of the Stock Purchase Plan may adversely affect the rights of any recipient of any option previously granted without such recipient's consent.


     TERM OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan will expire on November 1, 2002, provided that the number of shares available for issuance under the Stock Purchase Plan is not exhausted prior to that date.


     FEDERAL INCOME TAX ASPECTS

     Federal income tax is not imposed upon an employee in the year an option is granted or the year the shares are purchased pursuant to the exercise of the option granted under the Stock Purchase Plan. Federal income tax generally is imposed upon an employee when he or she sells or otherwise disposes of the shares acquired pursuant to the Stock Purchase Plan. When an employee sells or disposes of the shares, if such sale or disposition occurs more than two years from the grant date, and more than one year from the exercise date, then Federal income tax assessed at ordinary rates will be imposed upon the amount by which the fair market value of the shares on the date of grant or disposition, whichever is less, exceeds the amount paid for the shares. In addition, the difference between the amount received by the employee at the time of sale and the employees' tax basis in the shares, which is equal to the amount paid on exercise of the option plus the amount recognized as ordinary income, will be recognized as a capital gain or loss. The Corporation will not be allowed a deduction under these circumstances for Federal income tax purposes. If the employee sells or disposes of the shares sooner than two years from the grant date or one year from the exercise date, then the employee's entire gain (the difference between the fair market value at disposition and the amount paid for the shares) will be taxed as ordinary income, and the Corporation would be entitled to a deduction equal to that amount.

     The closing price per share on the American Stock Exchange of the Common Stock on April 22, 1998 was $40.31.


     RECOMMENDATION

     The Board of Directors believes that the increase in the number of shares available for issuance under the Stock Purchase Plan is important for the Corporation to attract and retain key employees and to be able to continue to offer them the opportunity to participate in the ownership and growth of the Corporation through an employees' stock purchase plan. In addition, the Board of Directors believes the Stock Purchase Plan is in the best interest of the Corporation and its Stockholders and recommends that the Stockholders vote FOR the approval of the Stock Purchase Plan.


                                 - PROPOSAL 3 -

                              STOCKHOLDER PROPOSAL

     Certain stockholders have submitted the proposal set forth below. The Corporation will furnish, orally or in writing as requested, the names, addresses and claimed share ownership positions of the proponents of the stockholder proposal promptly upon written or oral request directed to the Secretary of the Corporation. The board of directors has carefully considered the stockholder proposal and concluded that its adoption would not be in the best interests of the Corporation or its Stockholders. For the reasons stated after the proposal and its supporting statement, the board of directors recommended a vote against the proposal.

     Stockholders have submitted the following proposal, which will be voted upon at the Annual Meeting of Stockholders if presented by its proponents.


WHEREAS WE BELIEVE:

     Responsible implementation of a sound, credible environmental policy increases long-term shareholder value by raising efficiency, decreasing clean-up costs, reducing litigation, and enhancing public image and product attractiveness;

     Adherence to public standards for environmental performance gives a company greater public credibility than standards created by industry alone. For maximum credibility and usefulness, such standards should specifically meet the concerns of investors and other stakeholders;

     Companies are increasingly being expected by investors to do meaningful, regular, comprehensive and impartial environmental reports. Standardized environmental reports enable investors to compare performance over time. They also attract investment from investors seeking companies which are environmentally responsible and which minimize risk of environmental liability.

WHEREAS:

     The Coalition for Environmentally Responsible Economies (CERES) - which includes shareholders of this company, public interest representatives, and environmental experts - consulted with corporations to produce the CERES Principles as comprehensive public standards for both environmental performance and reporting. Scores of companies, including Bank America, Baxter International, Bethlehem Steel, General Motors, H.B. Fuller, ITT Industries, Pennsylvania Power and Light, Polaroid, and Sun (Sunoco), have endorsed these principles to demonstrate their commitment to public environmental accountability and standardized reporting. Fortune-500 endorsers say that the benefits of working with CERES are public credibility, direct access to major environmental and shareholder organizations, leadership in designing the rapidly advancing standardization of environmental disclosure and measurable value-added for the company's environmental initiatives;

A company endorsing the CERES Principles commits to work toward:

1.  Protection of the biosphere                 6.  Safe products/services
2.  Sustainable natural resource use            7.  Environmental restoration
3.  Waste reduction and disposal                8.  Informing the public
4.  Energy conservation                         9.  Management commitment
5.  Risk reduction                              10.  Audits and report


[Materials on the CERES Principles and CERES Report Form are obtainable from CERES, 711 Atlantic Avenue, Boston MA 02110, tel: 617-451-0927; fax 617-482-2028].

CERES is distinguished from other initiatives for corporate environmental responsibility, in being (1) a successful model of shareholder relations; (2) a leader in public accountability through standardized environmental reporting; and (3) a catalyst for significant and measurable environmental improvement within firms.


RESOLVED: Shareholders request the Corporation to endorse the CERES Principles as a part of its commitment to be publicly accountable for its environmental impact.

                              SUPPORTING STATEMENT

     Many investors support this resolution. Those sponsoring similar resolutions at various companies have portfolios totaling $75 billion. Furthermore, the number of public pension funds and foundations supporting this resolution increases every year. The objectives are: standards for environmental performance and disclosure; methods for measuring progress toward these goals; and a format for public reporting of progress. We believe the CERES Principles exceed the European Community regulation for voluntary participation in verified and publicly reported eco-management and auditing, and that they also exceed the requirements for ISO 14000.

     Your vote FOR this resolution will encourage both scrutiny of our Company's environmental policies and reports and adherence to goals supported by management and shareholders alike. We believe the CERES Principles will protect both your investment and your environment.


              STATEMENT IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

     Thermo Electron is proud of its commitment to the environment through its business practices and its products and services. Many of its businesses provide environmentally responsible products or offer services to aid other companies in meeting their environmental commitments and responsibilities. The Corporation believes that its environmental policy and business practices are already consistent with the basic tenets of the CERES Principles.

     The Corporation's environmental policy has evolved over several years. It was designed and is intended to reflect and recognize the diverse businesses in which the Corporation engages and the specific and varied environmental issues and responsibilities which affect the Corporation's businesses. The policy states the Corporation's objectives with respect to environmental issues, sets forth the Corporation's environmental expectations of its employees and explains the environmental responsibilities of each business unit and its managers. The board of directors believes that this environmental policy, as adapted to the structure and specific circumstances of the Corporation, is better suited to the Corporation and more adaptable to changing responsibilities and concerns, than the statement recommended by the Stockholder proponents.

     The Corporation is already subject to extensive environmental regulation and disclosure requirements in the jurisdictions in which it conducts its businesses. The Corporation is concerned that the proliferation of independent practices for environmental disclosure, such as that represented by the CERES Principles in the United States, ISO 14001 for European operations, and others, present confusing and conflicting disclosures that are not applied uniformly to all companies. In particular, the Corporation believes that adoption of the CERES Principles would not further the Corporation's environmental objectives but merely create an additional administrative function that would burden the Corporation with additional expenses and divert resources better employed to creating better environmental products and services.

     Management and the board of directors recommend a vote AGAINST the Stockholder proposal. Proxies solicited by the board of directors will be voted AGAINST the proposal unless Stockholders otherwise specify to the contrary on their proxy. A substantially identical proposal was submitted to, and rejected by, the Stockholders at the 1997 Annual Meeting of the Stockholders, with approximately 92.2% of the shares voting on the proposal voted against the proposal.


                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has appointed Arthur Andersen LLP as independent public accountants for fiscal 1998. Representatives of that firm are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions. Arthur Andersen LLP has acted as independent public accountants for the Corporation since 1960.


                                  OTHER ACTION

     Management is not aware at this time of any other matters that will be presented for action at the Meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of such proxy holders.


                             STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended to be presented at the 1999 Annual Meeting of the Stockholders of the Corporation must be received by the Corporation for inclusion in the proxy statement and form of proxy relating to that Meeting no later than December 29, 1998.


                             SOLICITATION STATEMENT

     The cost of this solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by mail, but regular employees of the Corporation may solicit proxies personally or by telephone, facsimile transmission or telegram. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of stock registered in their names, and the Corporation will reimburse such parties for their reasonable charges and expenses in connection therewith.


Waltham, Massachusetts
April 27, 1998

                                 FORM OF PROXY

                          THERMO ELECTRON CORPORATION

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned hereby appoints George N. Hatsopoulos, John N. Hatsopoulos and Melissa F. Riordan, and each of them, proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Thermo Electron Corporation held of record by the undersigned on April 3, 1998, at the Annual Meeting of the Stockholders to be held at The Hyatt Regency Scottsdale Resort at Gainey Ranch, Scottsdale, Arizona, on Tuesday, June 2, 1998, at 4:15 p.m., and at any postponement or adjournment thereof, as set forth on the reverse side hereof, and in their discretion upon any other business that may properly come before the meeting.

     The Proxy will be voted as specified, or if no choice is specified, FOR the election of the nominees names, FOR Proposal 2 and AGAINST Proposal 3, if presented a the meeting, and as said proxies deem advisable on such other matters as may properly come before the meeting.



           (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

          Please mark your
[x]       votes as in this
          example.

The Board of Directors recommends a vote For Proposals 1 and 2.

1.  ELECTION OF DIRECTORS OF THE COMPANY (see reverse).

NOMINEES: Elias P. Gyftopoulos, Frank Jungers, Frank E. Morris and
          Donald E. Noble.

FOR ALL NOMINEES         [_]

WITHHELD FROM ALL NOMINEES    [_]


FOR, except vote withheld for the following nominee(s):
                                                       ------------------------



2.      Approve an amendment to the Corporation's
        Employees' Stock Purchase Plan to increase the shares available for grant by 750,000 shares.

                FOR    AGAINST    ABSTAIN

               [_]       [_]       [_]


The Board of Directors recommends a vote AGAINST Proposal 3.

3. Approve a stockholder proposal to request the Corporation to endorse the CERES Principles.

                FOR    AGAINST    ABSTAIN

                [_]       [_]       [_]

4. In their discretion on such other matters as may properly come before the meeting.

(This proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.


SIGNATURE(S)_______________________________________   DATE_________________